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                                                                  EXHIBIT 10.53

                     CITY OF SALEM MUNICIPAL PORT AUTHORITY

                                       TO

              THE FARMERS AND MERCHANTS NATIONAL BANK OF BRIDGETON,
                                   AS TRUSTEE

             ------------------------------------------------------

                                 TRUST INDENTURE
                          Dated as of December 1, 1984

             -------------------------------------------------------

             Securing Port Development Revenue Bonds, Series of 1984
                 (South Jersey Process Technology, Inc. Project)




DRINKER BIDDLE & REATH                  JOSEPH DINICOLA, ESQUIRE
1100 PNB Building                       Golf View at Hollywood
Broad and Chestnut Streets              Carneys Point, NJ 08069
Philadelphia, PA 19107                  Authority Solicitor
Bond Counsel


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



                                TABLE OF CONTENTS
                                -----------------


  Section                                                          Page
  Number                    Title                                 Number
  ------                    -----                                 ------
        Recitals ...............................................
        Form of Notes ..........................................
   1.01 Definitions ............................................     4
   2.01 Amounts and Terms of the Bonds .........................    15
   2.02 Interest on the Bonds ..................................    16
   2.03 Disposition of Proceeds of the Bonds ...................    18
   2.04 Closing Statement; Payment by Trustee ..................    18
   2.05 Execution ..............................................    19
   2.06 Authentication .........................................    19
   2.07 Forms of Bonds .........................................    19
   2.08 Registration and Transfered; Persons Treated as Owners .    20
   2.09 Mutilated, Destroyed, Lost or Stolen Bonds .............    21
   2.10 Temporary Bonds ........................................    22
   2.11 Cancellation and Destruction of Surrendered Bonds ......    22
   3.01 Conversion of Interest Rate on Optional Conversion Date     23
   3.02 Conversion of Interest Rate on Automatic Conversion Date    24
   3.03 Exchange of Bonds after Conversion Date ................    25
   3.04 Condition to Conversion ................................    25
   3.05 Additional Notices .....................................    25
   3.06 Demand Purchase Option .................................    25
   3.07 Funds for Purchase of Bonds ............................    26
   3.08 Delivery of Purchased Bonds ............................    26
   3.09 Delivery of Proceeds of Sale of Purchased Bonds ........    27
   3.10 Duties of Trustee and Tender Agent with Respect
          to Purchase of Bonds .................................    27
   4.01 Covenant to Complete Project in Conformity to Plans
          and Specifications; Changes ..........................    29
   4.02 Compliance with Laws, etc ..............................    29
   4.03 Performance by Authority under Construction Contracts ..    29
   4.04 Builder's Risk, Liability, and Workmen's
          Compensation Insurance ...............................    29
   5.01 Establishment of Construction Fund .....................    31
   5.02 Payments from Construction Fund ........................    31
   5.03 Payment to Relate to Underlying Obligations ............    32
   5.04 Procedure Upon Completion of Project ...................    32
   5.05 Use of Money in Construction Fund Upon Default .........    32



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
   Section                                                           Page
   Number                     Title                                 Number
   ------                     -----                                 ------
    6.01 Rentals, etc. to be Sufficient ..........................    33
    6.02 Pledged Revenues to Be Paid Over to Trustee .............    33
    6.03 Bond Fund ...............................................    34
    6.04 Custody of Separate Trust Funds .........................    34
    6.05 Sinking Fund Account ....................................    35
    6.06 Moneys To Be Held for All Owners of Bonds, with
           Certain Exceptions ....................................    35
    6.07 Nonpresentment of Bonds .................................    35
    6.08 Repayment to the Bank and Company from
           Bond Fund or Construction Fund ........................    36
    6.09 Letter of Credit ........................................    36
    7.01 Deposits and Security Therefor ..........................    37
    7.02 Investment or Deposit of Funds ..........................    37
    7.03 Valuation of Funds ......................................    38
    8.01 Extraordinary Redemption ................................    39
    8.02 Optional Redemption by the Company ......................    39
    8.03 Determination of Taxability .............................    40
    8.04 Mandatory Partial Redemption ............................    41
    8.05 Notice of Redemption ....................................    42
    8.06 Redemption Payments .....................................    42
    8.07 Cancellation ............................................    42
    8.08 Partial Redemption of Bonds .............................    42
    9.01 Payment of Principal and Interest on Bonds ..............    44
    9.02 Corporate Existence and Maintenance of Project Facilities    44
    9.03 Subleasing, etc. of Facilities ..........................    44
    9.04 Enforcement, Execution and Amendment of Sublease and
           Other Contracts; Notice of Default ....................    44
    9.05 Insurance Requirements ..................................    45
    9.06 Annual Certificate Regarding Insurance ..................    45
    9.07 Sale, Lease or Encumbrance of Premises
           Prohibited; Exceptions ................................    47
    9.08 Payment of Taxes; Discharge of Liens ....................    47
    9.09 Extension of Time for Payment of
           Interest, etc. Prohibited .............................    47
    9.10 Employment of an Architect ..............................    47
    9.11 Employment of Certified Public Accountant ...............    48
    9.12 Annual Budget and Statements ............................    48
    9.13 Financing Statements and Other Action to Project
           Security Interests ....................................    48
    9.14 Further Assurances; Additional Revenues .................    49
    9.15 Investments to Comply with Internal Revenue Code ........    49
   10.01 Events of Default Defined ...............................    50
   10.02 Acceleration ............................................    51
   10.03 Entry by Trustee ........................................    51
   10.04 Legal Proceedings by Trustee ............................    52


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
  Section                                                            Page
  Number                       Title                                Number
  ------                       -----                                ------
   10.05 Discontinuance of Proceedings by Trustee ................    52
   10.06 Owners of Bonds May Direct Proceedings ..................    52
   10.07 Limitations on Actions by Owners of Bonds ...............    53
   10.08 Trustee May Enforce Rights Without
           Possession of Bonds ...................................    53
   10.09 Remedies Not Exclusive ..................................    53
   10.10 Delays and Omissions Not to Impair Rights ...............    53
   10.11 Application of Moneys in Event of Default ...............    53
   10.12 Trustee's Right to Receiver; Compliance with Act ........    54
   10.13 Waivers of Default ......................................    54
   10.14 Trustee and Owners of Bonds Entitled to
           all Remedies under Act ................................    55
   11.01 Acceptance of Trust .....................................    56
   11.02 No Responsibilities for Recitals, etc ...................    56
   11.03 Trustee May Act Through Agents; Answerable Only for
           Willful Misconduct or Negligence ......................    56
   11.04 Compensation and Indemnity ..............................    56
   11.05 No Duty as to Insurance .................................    57
   11.06 Notice of Default; Right to Investigate .................    57
   11.07 Reliance on Requisitions, etc ...........................    57
   11.08 Trustee May Deal in Bonds ...............................    57
   11.09 Allowance of Interest ...................................    58
   11.10 Construction of Ambiguous Provisions ....................    58
   11.11 Intervention by the Trustee .............................    58
   11.12 Resignation of Trustee ..................................    58
   11.13 Removal of Trustee ......................................    58
   11.14 Appointment of Successor Trustee ........................    58
   11.15 Qualification of Successor ..............................    59
   11.16 Instruments of Succession ...............................    59
   11.17 Merger of Trustee .......................................    59
   11.18 Reports of Trustee ......................................    59
   11.19 Successor Tender Agent ..................................    59
   11.20 Notice to Rating Agencies ...............................    61
   12.01 Acts of Owners of Bonds; Evidence of Ownership ..........    62
   13.0l Amendments and Supplements Without Consents of
           the Owners of Bonds ...................................    63
   13.02 Amendments with Consent of the Owners of Bonds ..........    63
   13.03 Amendments to Sublease Without Consent of Owners of Bonds    64
   13.04 Amendments to Agreement With Consent of Owners of Bonds .    64
   13.05 Trustee Authorized to Join in Amendments
           and Supplements; Reliance on Counsel ..................    64
   14.01 Discharge of Indenture ..................................    66
   14.02 Defeasance of Bonds .....................................    66
   15.01 No Recourse .............................................    69



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
  Section                                                  Page
  Number                   Title                          Number
  -------                  -----                          ------
   15.02 No Recourse against State, County or
           Authority, etc ..............................    69
   15.03 No Rights Conferred on Others .................    69
   15.04 Illegal, etc. Provisions Disregarded ..........    69
   15.05 Notice to Owners of Bonds .....................    70
   15.06 Notices .......................................    70
   15.07 Controlling Law ...............................    70
   15.08 Successors and Assigns ........................    71
   15.09 Headings for Convenience Only .................    71
   15.10 Counterparts ..................................    71
   15.11 Information Under Commercial Code .............    71
   15.12 Payments Due on Saturdays, Sundays and Holidays    71
   15.13 Certain References Ineffective After Letter
           of Credit Termination Date ..................    71
         Testimonium ...................................
         Signatures and Seals ..........................
         Exhibit A .....................................
         Exhibit B .....................................
         Acknowledgments ...............................    73



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



         THIS INDENTURE, dated as of December 1, 1984 between CITY OF SALEM MUNICIPAL PORT AUTHORITY (the "Authority"), a public body corporate and politic organized and existing under the laws of the State of New Jersey, and THE FARMERS AND MERCHANTS NATIONAL BANK OF BRIDGETON (the "Trustee"), a national banking association organized and existing under the laws of the United States of America, having its principal corporate trust office in Bridgeton, New Jersey, as Trustee;

                              W I T N E S S E T H:

         WHEREAS, the Authority is a public body corporate and politic constituting a political subdivision of the State of New Jersey established as an instrumentality exercising public and essential governmental functions under the provisions of the New Jersey Municipal Port Authorities Law (N.J. Stat. Ann. Sec 40:68A 29 et seg. (West)) (the "Act"); and

         WHEREAS, the Authority is empowered pursuant to the Act to issue bonds for the purpose of raising funds to pay the cost of any part of its port system; and

         WHEREAS, pursuant to the Act, and in order to obtain funds necessary to pay the costs of the Project (hereinafter defined), the Authority has duly adopted a resolution authorizing the execution and delivery of this Indenture and the initial issuance of $2,500,000 principal amount of its Port Development Revenue Bonds, Series of 1984 (South Jersey Process Technology, Inc. Project) (the "Bonds"), to be issued and to bear interest as hereinafter set forth; and

         WHEREAS, in furtherance of the purposes of the Act, the Authority proposes to undertake a project (the "Project") consisting of, inter alia, the application of the proceeds of the Bonds to the cost of (1) constructing, improving and equipping a radiation processing system, with related facilities (collectively, the "Project Facilities"), for the irradiation of agricultural products prior to shipping thereof, to be situated on certain real estate leased by the Authority from the City of Salem, more particularly described in Exhibit A to the Sublease (hereinafter defined) (the "Premises"), and (2) the payment of costs of issuance of the Bonds; and

         WHEREAS, the Authority and South Jersey Process Technology, Inc. (the "Company") have entered into a Sublease and Security Agreement dated as of December 1, 1984 (the "Sublease"), pursuant to which the Authority will sublease the Premises to the Company and under which the Company has agreed to construct, or cause to be constructed, the Project Facilities on the Premises, and certain rights of the Authority under said Sublease have been assigned to the Trustee for the benefit of the Owners of the Bonds pursuant to an Assignment (the "Assignment"); and

         WHEREAS, the execution and delivery of the Bonds and of this Indenture have in all respects been duly authorized and all acts and things necessary to make such Bonds, when executed by the Authority and authenticated by the Trustee, valid and binding legal obligations of the Authority, and to make this Indenture a valid and binding agreement, have been done;

         NOW THEREFORE, THIS INDENTURE WITNESSETH, That to secure the Bonds issued and outstanding under this Indenture, the payment of the principal thereof, premium, if any, and interest thereon, the rights of the Owners of the Bonds and the performance by the Authority of the covenants contained in the Bonds and herein, the Authority does hereby sell, assign, transfer, set over and pledge unto The Farmers and Merchants National Bank of Bridgeton, as Trustee, its successors in the trust and its assigns forever, the following property (collectively referred to herein as the "Trust Estate"): all of the right, title and interest of the Authority in and to (i) the Sublease (except for the right of the Authority to receive amounts payable to the Authority under Sections 4.01(b), 9.03 and 9.05 of the Sublease) and (ii) all moneys, investments and deposits in the Funds created hereunder and the income and receipts derived therefrom, subject to the terms hereof.

         TO HAVE AND TO HOLD the same and any other revenues (including all income and receipts earned on the Funds held by the Trustee hereunder except as otherwise herein set forth), contracts or contract rights or other property of any nature whatsoever which may, by delivery, assignment or otherwise, be subject to the lien and security interest created by this Indenture.

         IN TRUST NEVERTHELESS for the equal and ratable benefit and security of all present and future Owners of the Bonds issued and to be issued under this Indenture, except as otherwise provided in this Indenture, and for the enforcement and payment of the Bonds when payable according to their true meaning, tenor and effect, and to secure the performance of, and compliance with the covenants and conditions of the Bonds and of the Indenture, without preference, priority or distinction as to lien or otherwise, of any one Bond over any other Bond, except in the case of funds held hereunder for the benefit of particular Owners of Bonds, and for the benefit of the Bank to the extent provided herein, so that each and every Bond issued and to be issued under this Indenture, shall have the same right, lien and privilege under this Indenture and so that the principal of and




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interest on all Bonds shall be equally and proportionately secured hereby, except as aforesaid.

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 Definitions. In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided or unless the context otherwise requires) terms used as defined terms in the recitals hereto shall have the same meanings throughout this Indenture, and, in addition, the following terms shall have the meanings specified below:

         "Act" shall mean the New Jersey Municipal Port Authorities Law, N.J. Stat. Ann. Sec 40:68A-29 et. seg., and all acts supplemental or amendatory thereof.

         "Act of Bankruptcy" shall mean the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceeding) by or against the Company or the Authority under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

         "Administrative Expenses" shall mean those reasonable expenses of the Authority which are properly chargeable as administrative expenses under generally accepted accounting principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee; (b) fees and expenses of the Tender Agent; and (c) fees and expenses of the Authority which are reasonably necessary and fairly attributable to the Project, including, without limiting the generality of the foregoing, fees and expenses of the Authority's Counsel and other professional advisors.

         "Architect" shall mean an architect, engineer or firm thereof or other Person qualified to pass on questions relating to the construction and maintenance of the Project who has been appointed by the Company and who is in fact Independent.

         "Authority" shall mean the City of Salem Municipal Port Authority.

         "Automatic Conversion Date" shall mean the interest payment date immediately preceding the Letter of Credit Termination Date.

         "Available Moneys" means (a) with respect to any payment date occurring during the term of the Letter of Credit, (i) moneys drawn under the Letter of Credit, or (ii) moneys deposited into the Bond Fund pursuant to Section 6.03(a) or 6.03(b) hereof or moneys deposited directly by the Company with the Trustee, in any such case, which moneys



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



have been on deposit in the Bond Fund for at least 123 days during and prior to which no Act of Bankruptcy shall have occurred, or (iii) the proceeds of the sale of refunding obligations, if, in the opinion of nationally recognized counsel experienced in bankruptcy matters, the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy, or (iv) the proceeds from investment of moneys qualifying as Available Moneys under clause (i), (ii), or (iii) above, and (b) with respect to any payment date not occurring during the term of the Letter of Credit, any moneys held by the Trustee and the proceeds from the investment thereof. Notwithstanding; the foregoing, when used with respect to payment of any amounts due in respect of any Pledged Bonds, the term "Available Moneys" shall mean any moneys held by the Trustee and the proceeds from the investment thereof, except for moneys drawn under the Letter of Credit.

         "Bank" shall mean Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York in its capacity as issuer of the Letter of Credit, and any Substitute Bank.

         "Bond" or "Bonds" shall mean the Port Development Revenue Bonds, Series of 1984 (South Jersey Process Technology, Inc. Project) authenticated and delivered under this Indenture.

         "Bond Fund" means the fund created pursuant to Section 6.03 hereof.

         "Business Day" means a day on which the Bank, the Trustee and banks located in New York City are open for the purpose of conducting a commercial banking business.

         "Certified Public Accountant" shall mean a Person, who shall be Independent, appointed by the Company, actively engaged in the business of public accounting and duly certified as a certified public accountant under the laws of New Jersey.

         "Certified Resolution of the Authority" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Authority, under its seal, to have been duly adopted by the Authority and to be in full force and effect on the date of such certification.

         "Certified Resolution of Company" shall mean a copy of a resolution of the Board of Directors of the Company or a duly authorized committee thereof, certified by the Secretary or an Assistant Secretary of the Company or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted and to be in full force and effect as of the date of such certification.

         "Code" means the Internal Revenue Code of 1954, as amended from time to time.

         "Company" shall mean South Jersey Process Technology, Inc., a New Jersey Corporation, and any surviving, resulting, or transferee entity as provided in the Sublease.

         "Completion Date" shall mean the date of completion of the acquisition, construction, improving, and equipping of the Project Facilities, as that date shall be certified as provided in Section 3.07 of the Sublease.

         "Construction Fund" shall mean the fund or funds so designated to be established by the Trustee pursuant to Section 5.01 hereof.

         "Conversion Date" shall mean the earlier to occur of either the Optional Conversion Date or the Automatic Conversion Date.

         "Conversion Option" means the option granted to the Company in Section
3.01 hereof pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date.

         "Cost" or "Costs", in connection with the Project, shall mean all expenses which are properly chargeable thereto under generally accepted accounting principles or which are incidental to the financing, acquisition, and construction of such Project including without limiting the generality of the foregoing:

                  (a) Amounts payable to contractors and costs incident to the award of contracts;

                  (b) Costs of labor, facilities and services furnished by or for the Company, or the Authority and their employees, or others, materials and supplies purchased by the Company, or the Authority or others, and permits and licenses obtained by the Company, the Authority or others;

                  (c) Engineering, legal, accounting and other professional and advisory fees;

                  (d) Premiums for contract bonds and insurance during construction, and costs resulting from personal injuries and property damage in the course of construction, and insurance against the same;



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



                  (e) Interest during construction;

                  (f) Administrative Expenses of the Authority;

                  (g) Printing, engraving and other expenses of financing;

                  (h) Costs, fees and expenses in connection with the acquisition of real and personal property or rights therein, including premiums for title insurance;

                  (i) Costs of equipment purchased by the Authority or the Company and necessary to the completion and proper operation of the Project Facilities or property in question;

                  (j) Amounts required to repay temporary or bond anticipation loans or advances from other funds of the Company made to finance the costs of the Project;

                  (k) Amounts required to pay premiums for municipal bond insurance, fees for financial rating services and fees for issuance of bank letters of credit or similar banking arrangements;

                  (1) Moneys necessary to fund the Funds created hereunder; and

                  (m) The reimbursement to the Bank for any amounts drawn under the Letter of Credit to pay interest on the Bonds prior to the Completion Date.

         Whenever Costs are required to be itemized, such itemization shall, to the extent practicable, correspond with the items listed above. Whenever Costs are to be paid hereunder, such payment may be made by way of reimbursement to the Authority or others who have paid the same.

         "Counsel" shall mean an attorney-at-law or law firm (who may be counsel for the Company or for the Authority) satisfactory to the Trustee.

         "Credit Agreement" shall mean the Letter of Credit Agreement dated as of this date between the Company and Bankers Trust Company, and any amendments and supplements thereto and the letter of credit agreement or reimbursement agreement between the Company and any Substitute Bank, and any amendments and supplements thereto.

         "Demand Purchase Option" shall mean the option granted to Owners of the Bonds to require that their Bonds be purchased prior to the Conversion Date pursuant to Section 3.06 hereof.

         "Event of Default" shall mean any of the events described in Section
10.01 hereof.

         "First Optional Redemption Date" shall mean the December 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the December 1 immediately following the Conversion Date (unless the Conversion Date is December 1, in which case from such December 1) and December 1, 1999, multiplied by 1/2 and rounded up to the nearest whole number.

         "Fiscal Year" shall mean the period of twelve (12) months beginning January 1 of each year.

         "Fixed Rate" shall mean the interest rate in effect on the Bonds from and after the Conversion Date, as said rate is determined in accordance with
Section 2.02(b) hereof.

         "Floating Rate" shall mean the interest rate in effect on the Bonds from the date of issuance of the Bonds until (but not including) the Conversion Date, as said rate is determined in accordance with Section 2.02(b) hereof.

         "Government Obligations" shall mean direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America.

         "Indenture" shall mean this Indenture as amended or supplemented at the time in question.

         "Independent" shall mean with respect to the Certified Public Accountant, the Insurance Consultant, the Architect and any Counsel, a Person who is neither a member of the Company Board of Directors or the Authority, nor an officer or employee of the Authority nor an officer or employee of the Company, or which is not a partnership, corporation or association having a partner, director, officer, member or substantial stockholder who is a member of the Company Board of Directors or the Authority, an officer or employee of the Authority or an officer or employee of the Company; provided, however, that the fact that such Person is retained regularly by or transacts business with the Authority or the Company shall not make such Person an employee within the meaning of this definition.

         "Insurance Consultant" shall mean a Person who shall be Independent, appointed by the Company and not unsatisfactory to the Authority or the Trustee, and qualified to survey risks and to recommend insurance coverage for organizations engaged in like operations to that of the Company, and having a favorable reputation for skill and experience in such surveys and such recommendations, and who may be a broker or agent with whom the Company regularly transacts business.

         "Investment Securities" shall mean and include any of the following securities, if and to the extent the same are at the time legal for investment of Authority funds:

                  (a) Government Obligations;

                  (b) Bonds, debentures, participation certificates, notes or other evidences of indebtedness issued by any of the following: Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Federal Home Loan Bank System, Export-Import Bank of the United States, Government National Mortgage Association, Farmers Home Administration, Federal Land Banks, Tennessee Valley Authority or Washington Metropolitan Area Transit Authority or any other agency or corporation which has been or may hereafter be created by or pursuant to an act of the Congress of the United States as an agency or instrumentality thereof and which is rated "AAA" or the equivalent by a nationally recognized rating agency;

                  (c) Public housing bonds issued by public agencies or municipalities or temporary notes, preliminary loan notes or project notes issued by public agencies of municipalities, but only if such obligations are rated "AAA" or the equivalent by a nationally recognized rating agency;

                  (d) Direct and general obligations of, or obligations guaranteed by, the State or any political subdivision thereof, to the payment of the principal of and interest on which the full faith and credit of the State or any political subdivision thereof is pledged, but only if at the time of their purchase such obligations are rated in any of the three highest rating categories by either S&P or Moody's or, upon the discontinuance of either or both of such services, such other nationally recognized rating service or services;

                  (e) Repurchase agreements or similar arrangements: (1) with banking institutions, including the Trustee if applicable, or brokerdealers registered under the Securities Exchange Act of 1934, as amended, (having or the parent company of which shall have a current S&P or other equivalent rating for any purpose, including outstanding indebtedness, of at least "A") pursuant to which there shall have been delivered to the Trustee, or his designee, Investment Securities of the types set forth in subsection (a) and/or (b) above having at all times a fair market value of at least 100% of the value of such agreement; or (2) with banking institutions, including the Trustee if applicable, not meeting the rating requirements of (1) above, pursuant to which there shall have been delivered to the Trustee, or his designee, Investment Securities of the types set forth in subsection (a) and/or (b) above and at all times having a fair market value of at least 102% of the value of such agreement;

                  (f) Negotiable or non-negotiable certificates of deposit, time deposits or other similar banking arrangements, issued by any bank or trust company (which may be the commercial banking department of the Trustee) which are insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation, or secured as to principal by the securities listed in subsections (a) or (b) above and in a manner satisfactory to the Authority;

                  (g) Shares of an open-end, diversified investment company which is registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act of 1933, as amended, and which invests exclusively in Investment Securities of the types listed in subsections (a), (b), (e) and/or (f) above, seeks to maintain a constant net asset value per share, and has aggregate net assets of not less than $10,000,000 on the date of purchase; and

                  (h) Commercial paper of the highest credit rating of S&P or Moody's or their respective successors, if any, and having a maturity at the time of purchase not in excess of six months.

         "Late Payment Rate" shall mean with respect to the Bonds the rate of interest on the Bonds, and for all other purposes means fourteen percent (14%) per annum.

         "Letter of Credit" shall mean that certain Letter of Credit dated the date of issuance of the Bonds issued by Bankers Trust Company and any Substitute Letter of Credit.

         "Letter of Credit Termination Date" shall mean the later of (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

         "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Bank, by notice to the Trustee.

         "Officers' Certificates" shall mean (a) in the case of the Authority, a certificate, duly executed by its Chairman or Vice Chairman and by its Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or other person authorized to execute such certificate by a Certified Resolution of the Authority under its official seal, and (b) in the case of the Company, a certificate, duly executed by the Chairman of the Company Board of Directors, or President of the Company and its Secretary or Assistant Secretary or Treasurer, or such other officers as shall be authorized by the Company's Board of Directors to act on behalf of the Company, under its corporate seal; in the case of either such certificate, one person shall not, however, be permitted to execute the certificate in more than one capacity.

         "Optional Conversion Date" shall mean that date on or after July 1, 1985, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option.

         "Outstanding", in connection with the Bonds, shall mean, as of the time in question, all the Bonds authenticated and delivered hereunder, except:

                  (a) Bonds theretofore cancelled or required to be cancelled hereunder after purchase in the open market or because of payment at or redemption prior to maturity;

                  (b) Bonds which are deemed to have been paid pursuant to
         Section 14.02 hereof; and

                  (c) Bonds in substitution for which other Bonds have been authenticated and delivered Pursuant to Article II hereunder.

         "Owner" or "Owner of Bonds" shall mean the Registered Owner of a Bond.

         "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization, a governmental body, any other political subdivision, municipality or municipality authority or any other group or entity.

         "Pledge Agreement" shall mean the Pledge and Security Agreement dated as of this date made by the Company to Bankers Trust Company, and any amendments or supplements thereto and the pledge and security agreement made by the Company to any Subsitute Bank, and any amendments or supplements thereto.

         "Pledged Bonds" shall mean any Bonds which shall, at the time of determination thereof, be held by the Bank pursuant to the Pledge Agreement.

         "Premises" shall mean the tract of land described in Exhibit A to the Sublease, together with all buildings, and improvements and other tenements, hereditaments and appurtenant facilities and property, real, personal or mixed, located thereon or appurtenant thereto and all future improvements, additions or betterments.

         "Principal Office", with respect to the Trustee, shall mean the Trustee's principal corporate trust office at 53 South Laurel Street, Bridgeton, New Jersey 08302.

         "Project" shall mean the financing of the Costs of construction, improvement and equipping of the Project Facilities, together with the cost of issuance of the Bonds.

         "Project Facilities" shall mean and be defined as described in the recitals hereto.

         "Purchase Price" shall mean an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Section 3.01, 3.02 or
3.06 hereof, plus, in the case of purchase pursuant to Section 3.06 hereof, accrued and unpaid interest thereon to the date of purchase.

         "Record Date" shall mean with respect to any interest payment date the fifth Business Day next preceding such interest payment date.

         "Registered Owner", in connection with a Bond, shall mean the person in whose name the Bond is registered on the books held by or on behalf of the Authority.

         "Remarketing Agent" shall mean the Remarketing Agent acting as such under the Remarketing Agreement. "Principal Office" of such Remarketing Agent means the principal office of the Remarketing Agent designated in the Remarketing Agreement.

         "Remarketing Agreement" shall mean the TENR Services and Remarketing Agreement dated as of this date between the Company and Bankers Trust Company, and any amendments or supplements thereto.

         "State" shall mean the State of New Jersey.

         "S&P" shall mean Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Bank, by notice to the Trustee.

         "Sublease" shall mean the Sublease and Security Agreement dated as of December 1, 1984 between the Authority, as sublessor, and the Company, as sublessee, and all modifications, alterations, amendments and supplements thereto.

         "Substitute Bank" shall mean a commercial bank or savings and loan association which has issued a Substitute Letter of Credit.

         "Substitute Letter of Credit" shall mean a letter of Credit delivered to the Trustee in accordance with Section 4.06 of the Sublease (i) issued by the Bank or a Substitute Bank, (ii) replacing any existing Letter of Credit, (iii) dated as of a date prior to the expiration date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is 15 days after an interest payment date with respect to the Bonds and (v) issued on substantially identical terms and conditions as the then existing Letter of Credit, except that the Substitute Letter of Credit may expire on a date which is later than the expiration of the Letter of Credit being replaced, and except that the stated amount of the Substitute Letter of

Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time Outstanding, plus (B) an amount equal to at least 120 days' interest (computed at the maximum interest rate applicable to the Bonds) on all Bonds at the time Outstanding.

         "Tender Agent" shall mean Bankers Trust Company, a New York banking corporation and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent hereunder. "Delivery Office" of the Tender Agent means 123 Washington Street, New York, New York 10006, Attention: Securities Services Division or such other address as may be designated in writing to the Authority, the Trustee, the Remarketing Agent and the Company. "Principal Office" of the Tender Agent means the address specified in Section 15.06 hereof or such other address as may be designated in writing to the Authority, the Trustee, the Remarketing Agent and the Company.

         "Trust Estate" shall mean the property conveyed to the Trustee pursuant to the granting clause hereof.

         "Trustee" shall mean The Farmers and Merchants National Bank of Bridgeton, a banking association organized and existing under the laws of the United States of America and having its principal corporate trust office in Bridgeton, New Jersey, and its successor or successors as trustee hereunder.

         The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Bond) refer to the entire Indenture.

         Every "request", "requisition", "order", "demand" "application", "notice", "statement", "certificate", "consent" or similar action hereunder by the Authority shall, unless the form thereof is specifically provided, be in writing signed by the Chairman, the Vice-Chairman, the Treasurer, the Assistant Treasurer, the Secretary or Assistant Secretary of the Authority.

         All words importing persons include firms, associations and corporations, and all words importing the singular number include the plural number and vice versa.

         All words and terms used in this Indenture and not defined above or elsewhere herein shall have the same meanings as set forth in the Sublease, if defined therein.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.01. Amount and Terms of the Bonds. The Bonds shall be designated "Port Development Revenue Bonds, Series of 1984 (South Jersey Process Technology, Inc. Project)", shall be limited to $2,500,000 in aggregate principal amount and shall contain substantially the terms recited herein.

         Prior to the Conversion Date, the Bonds shall be issuable as fully registered Bonds, without coupons, in the denomination of $100,000, or any integral multiple of $5,000 in excess thereof; provided that the Bonds may be issued in the denomination of $5,000 or any integral multiple thereof if necessary to evidence the unredeemed portion of any Bond. From and after the Conversion Date, the Bonds shall be issuable as fully registered Bonds, without coupons, in the denomination of $5,000 or any integral multiple thereof. Unless the Authority shall otherwise direct, the Bonds shall be lettered "R" and shall be numbered consecutively from 1 upward.

         The Bonds shall provide that principal or redemption price of and interest on the Bonds shall be payable only out of the Trust Estate (or such particular portion of the Trust Estate as may be therein designated), but the Authority, at its option and upon deposit with the Trustee by the Company of the moneys required for such payment, may, subject to Section 6.03 hereof, make other moneys available for the purpose of paying the principal or redemption price of and interest with respect to the Bonds provided that such other moneys constitute Available Moneys. The Authority in issuing its Bonds may use "CUSIP" numbers, and the Trustee may use such CUSIP numbers in notices of redemption as a convenience to Owners of the Bonds, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption and that reliance may be placed only on the identification numbers printed on the Bonds. The Authority may cause a copy of the text of the opinion of bond counsel to be printed on its Bonds and shall deposit with the Trustee an executed counterpart of such opinion.

         Each Bond shall be dated the date of its authentication and shall mature on December 1, 1999.

         The Authority may issue the Bonds upon execution of this Indenture. The Trustee shall, at the Authority's request, authenticate such Bonds and deliver them as specified in the request.

         SECTION 2.02. Interest on the Bonds. The Bonds shall bear interest as follows:

                  (a) Prior to the Conversion Date, the Bonds shall bear interest at the Floating Rate. The Floating Rate shall be a variable rate of interest equal to TENR plus an amount (as adjusted from time to time as hereinafter provided, the "TENR Amount") initially equal to one-half of one percent (1/2 of 1%), provided that:

                           (i) if the Trustee and Remarketing Agent shall have
                  received a notice requiring the purchase of any Bond(s) pursuant to Section 3.06 hereof, and if the Remarketing Agent shall remarket all or a portion of such Bond(s) pursuant to the Remarketing Agreement, the TENR Amount for all Bonds shall be the TENR Amount required for the Remarketing Agent to remarket such Bond(s) at par, which adjusted TENR Amount shall become effective as of the day next following the next announcement of TENR, unless such announcement of TENR occurs during the period of five Business Days prior to an interest payment date or a date fixed for redemption, in which case such adjusted TENR Amount shall become effective as of the day next following the first announcement of TENR subsequent to such interest payment date or date fixed for redemption, as the case may be. In connection with any such remarketing, the Remarketing Agent shall determine what increments of 1/8th of 1% per annum will, when added to or subtracted from the TENR Amount at the time applicable to the Bonds, produce the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket such Bond(s) at par; provided, that the TENR Amount shall not be more than two and one-half percent (2-1/2%);

                           (ii) if the TENR Amount is adjusted pursuant to the
                  preceding clause (i), such adjusted TENR Amount shall remain in effect until a further adjustment to the TENR Amount is made pursuant to such clause (i) or until the interest rate hereunder is otherwise determined as provided for in this Indenture; provided that if the Remarketing Agent shall have advised the Company, the Authority and the Trustee at least two Business Days prior to any interest payment date that the Bonds are bearing interest at a rate higher than the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket the Bonds at par, as of such interest payment date, the TENR Amount shall be such amount as the Remarketing Agent shall specify as being the minimum amount necessary to enable the Remarketing Agent to remarket the Bonds at par;

                           (iii) if the TENR Amount is adjusted pursuant to the
                  preceding clause (ii), such adjusted TENR Amount shall remain in effect until such time as the TENR Amount may again be adjusted pursuant to the preceding clause (i) or clause (ii) or until the interest rate hereunder is otherwise determined as provided for in this Indenture; and

                           (iv) notwithstanding the foregoing, no adjustment
                  shall be made to the Floating Rate during the period of five Business Days prior to an interest payment date or a date fixed for redemption.

         TENR is the rate announced by Bankers Trust Company, New York, New York at its principal office as the annual rate of interest which is indicative of current bid-side yields on high-quality, short-term, tax-exempt obligations, which rate shall be announced by Bankers Trust Company, New York, New York as of the close of business on Wednesday in each calendar week until the earlier of the Conversion Date or payment in full of the Bonds or, if Wednesday in any calendar week shall not be a business day in New York, New York, on the next succeeding business day in New York, New York. TENR shall be effective during the period from and including the day next succeeding the day on which Bankers Trust Company announces TENR, to aid including the day on which Bankers Trust Company next announces TENR. TENR shall be communicated by Bankers Trust Company, New York, New York to the Trustee and Remarketing Agent on the same day that TENR is announced. The Remarketing Agent shall inform the Trustee in writing of any adjustments to the TENR Amount required by clause (i) above. The Trustee shall inform the Company of TENR and of any such adjustments to the TENR Amount. TENR is a Service Mark of Bankers Trust Company, New York, New York.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 15% per annum.

         The announcement of TENR and the determination of any adjustments to the TENR Amount as contemplated by the foregoing paragraphs shall be conclusive and binding upon the Trustee, the Tender Agent, the Authority, the Company and the Owners of the Bonds.

                  (b) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date until the maturity of the Bonds. The Fixed Rate shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 20th day preceding the Optional Conversion Date or Automatic Conversion Date, as the case may be, to purchase all the Outstanding Bonds on the Optional Conversion Date or Automatic Conversion Date, as the case may be, at a price of par without discount or at a premium not to exceed the then customary underwriting discount (but in no event may the premium exceed 3 percent).

                  (c) Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year, actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months. Payment of interest on the Bonds shall be made at the time, place and in the manner described in the form of Bond attached hereto as Exhibit A with respect to interest paid at the Floating Rate, and in the form of Bond attached hereto as Exhibit B with respect to interest paid at the Fixed Rate.

         SECTION 2.03. Disposition of Proceeds of the Bonds. The Authority shall deliver the proceeds of the sale of the Bonds to the Trustee. The Trustee shall deposit the same in a special fund, which shall be designated the Clearing Fund (the "Clearing Fund"), from which the Trustee shall make transfers or payments as follows:

                  (1) there shall be deposited in the Bond Fund an amount equal to accrued interest, if any, on the Bonds, and, thereafter, the aforesaid funds so deposited into and transferred within the Bond Fund shall be held for payment of interest on the Bonds;

                  (2) there shall be paid to the Company an amount equal to the Costs of the Project incurred prior to the issuance of the Bonds and for which it is entitled to be reimbursed;

                  (3) there shall be paid upon the order of the Authority and on behalf of the Authority all Costs in connection with the issuance of the Bonds; and

                  (4) there shall be deposited in the Construction Fund the remaining balance in the Clearing Fund not reserved for any of the above purposes to pay the remaining Costs of the Project.

         SECTION 2.04. Closing Statement; Payment by Trustee. The Trustee is authorized to pay from the Clearing

Fund in connection with the issuance of the Bonds in amounts set forth in a closing statement signed by the Chairman or Vice Chairman and Secretary or Assistant Secretary of the Authority and approved by an authorized officer of the Company, any and all Costs of the Project, which may include amounts to reimburse the Company.

         SECTION 2.05. Execution. The Bonds shall be executed by the manual or facsimile signature of the Chairman or Vice-Chairman of the Authority, and its corporate seal shall be imprinted thereon (which may be in facsimile) and be attested by the manual or facsimile signature of its Secretary or Assistant Secretary. Bonds executed as above provided may be issued and shall, upon request of the Authority, be authenticated by the Trustee or any other duly appointed authenticating agent, notwithstanding that one or both of the officers signing such Bonds shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bonds.

         SECTION 2.06. Authentication.

                  (a) The Trustee hereby appoints the Tender Agent as an authenticating agent for the Bonds.

                  (b) No Bonds shall be valid or obligatory for any purpose or be entitled to any security or benefit under this Indenture unless and until the certificate of authentication on such Bond substantially in the form set forth in Exhibits A and B attached hereto shall have been duly executed by the Tender Agent or the Trustee, and such executed certificate of authentication upon any Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or Tender Agent if signed by an authorized signatory of the Trustee or Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

                  (c) In the event any Bond is deemed tendered to the Tender Agent as provided in Section 3.01 or 3.02 hereof but is not physically delivered to the Tender Agent, the Authority shall execute and the Trustee or Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

         SECTION 2.07. Forms of Bonds. The Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be in substantially the form set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture. The Bonds which bear interest at the Fixed Rate and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

         SECTION 2.08. Registration and Transfer; Persons Treated as Owners.

         The Authority shall keep, or cause to be kept at the Principal Office of the Trustee, books for the registration and transfer of Bonds. The Trustee is hereby constituted and appointed the registrar of the Authority. The Tender Agent is hereby constituted and appointed co-registrar of the Authority.

         Upon surrender for transfer of any Bond at the Principal Office of the Trustee or Principal Office of the Tender Agent, the Trustee or Tender Agent, as the case may be, shall authenticate and deliver in the name of the transferee or transferees one or more new fully registered Bonds of authorized denominations for the aggregate principal amount which the Registered Owner is entitled to receive.

         Any Bond shall be exchangeable for Bonds of any authorized denomination, in an aggregate principal amount equal to the principal amount of the Bond presented for exchange.

         All Bonds presented for transfer or exchange shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Trustee or Tender Agent, duly executed by the Owner or by his attorney duly authorized in writing.

         No service charge shall be made for any exchange or transfer of Bonds; but the Authority may require payment by the Owner thereof of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. The Company will pay the costs of any transfer of any Bond, except for payment of any tax, fee or governmental charge imposed in connection with the exchange or transfer of the Bonds.

         The Trustee and the Tender Agent shall not be required to exchange or register a transfer of (a) any Bonds during the 15-day period next preceding the selection of Bonds to be redeemed and thereafter until the date of the mailing of a notice of redemptions of Bonds selected for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed; provided that the foregoing shall not apply to the registration of transfer of any Bond which has been tendered to the Tender Agent pursuant to Section 3.06 hereof, and in any such case, for purposes of selection for redemption, the Bond so tendered and the Bond issued to the transferee thereof pursuant to Section 3.08 hereof shall be deemed and treated as the same Bond. If any Bond shall be transferred and delivered pursuant to Section 3.08(b) hereof after such Bond has been called for redemption, the Tender Agent shall deliver to such transferee a copy of the applicable redemption notice, indicating that the Bond delivered to such transferee has previously been called for redemption.

         The Authority, the Trustee, the Tender Agent and any paying agent may deem and treat the person in whose name a Bond shall be registered as the absolute owner thereof, whether the Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal of the Bond and for all other purposes, and all such payments so made to any such Registered Owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon the Bond to the extent of the sum or sums so paid, and neither the Authority nor the Trustee nor the Tender Agent shall be affected by any notice to the contrary.

         SECTION 2.09. Mutilated, Destroyed, Lost or Stolen Bonds. If any Bond shall become mutilated, the Authority shall execute and the Trustee shall thereupon authenticate and deliver a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated but only upon surrender to the Trustee of such mutilated Bonds for cancellation, and the Authority and the Trustee may require reasonable indemnity therefor, which indemnity shall, in any event, name the Tender Agent as a beneficiary. If any Bond shall be reported lost, stolen or destroyed, evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Authority and the Trustee; and if such evidence shall be satisfactory to both and indemnity satisfactory to both shall be given, which indemnity shall, in any event, name the Tender Agent as a beneficiary, the Authority shall execute, and thereupon the Trustee shall authenticate and deliver, a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Owner of the Bond for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured, the Authority may, with the consent of the Trustee, pay to the Owner the principal amount of such Bond and compliance with the aforesaid conditions by such Owner, without the issuance of a substitute Bond therefor.

         Every substituted Bond issued pursuant to this Section 2.09 shall constitute an additional contractual obligation of the Authority, whether or not the Bond alleged to have been destroyed, lost or stolen may be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments, investments or other securities without their surrender.

         SECTION 2.10.Temporary Bonds. Pending preparation of definitive Bonds, or by agreement with the purchasers of all of the Bonds, the Authority may issue and, upon its request, the Trustee shall authenticate in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above. Upon request of the Authority, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

         SECTION 2.11.Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with moneys available for that purpose in any Funds established under this Indenture, or purchased by the Company and surrendered to the Trustee in lieu of mandatory redemption pursuant to Section 8.04 hereof shall, at the time of such payment or redemption, be cancelled and destroyed by the Trustee. The Trustee shall deliver to the Authority a certificate of destruction in respect of all Bonds destroyed in accordance with this Section.

                                   ARTICLE III

                       CONVERSION OF INTEREST RATE; DEMAND
                                 PURCHASE OPTION

         SECTION 3.01. Conversion of Interest Rate on Optional Conversion Date. The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate upon the exercise by the Company of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Optional Conversion Date. To exercise the Conversion Option, the Company shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Optional Conversion Date to the Owner of each Bond at the address shown on the registration books of the Authority. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                  1. The Conversion Date.

                  2. The Fixed Rate which will take effect on the Conversion
         Date.

                  3. That from and after the Conversion Date the Demand Purchase Option will not be available to Owners of Bonds.

                  4. That all Owners of Bonds who have not given notice of their desire to retain Bonds as provided in this Section shall be deemed to have tendered their Bonds for purchase on the Conversion Date.

                  5. That the Letter of Credit will expire fifteen (15) days after the Conversion Date.

         Any Owner of Bonds desiring to retain Bonds after the Optional Conversion Date must notify the Company and the Trustee in writing which notice must be received no later than fifteen (15) days prior to the Optional Conversion Date. Said notice shall state in substance the following:

                  (a) The Bond numbers and principal amounts of the Bonds which the Owner thereof wishes to retain after the Conversion Date;

                  (b) That the Owner thereof recognizes that the events set forth in 1 through 5 above will occur;

                  (c) That the Owner thereof recognizes that the rating assigned to the Bonds based on the Letter of Credit will no longer apply to the Bonds; and

                  (d) That the Owner thereof wishes to continue to own the Bonds specified in (a) above after the Conversion Date.

Owners of Bonds not providing the Trustee and the Company with the notice described above shall be required to tender their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Optional Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 3.01. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS (OTHER THAN AN OWNER OF BONDS WHO HAS GIVEN NOTICE AS PROVIDED ABOVE) TO DELIVER ITS BONDS ON OR PRIOR TO THE OPTIONAL CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         SECTION 3.02. Conversion of Interest Rate on Automatic Conversion Date. The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate on the Automatic Conversion Date, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Automatic Conversion Date. The Company shall deliver or mail by first class mail a notice, conforming to the requirements set forth in Section 3.01 above, at least twenty (20) days but not more than thirty (30) days prior to the Automatic Conversion Date to the Owner of each Bond at the address shown on the registration books of the Authority. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

         Any Owner of Bonds desiring to retain Bonds after the Automatic Conversion Date must notify the Company and the Trustee in writing which notice must be received no later than fifteen (15) days prior to the Automatic Conversion Date. Said notice shall conform to the requirements set forth in
Section 3.01 above. Owners of Bonds not providing the Trustee and the Company with the notice described above shall be required to tender their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Automatic

Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 3.02. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS (OTHER THAN AN OWNER OF BONDS WHO HAS GIVEN NOTICE AS PROVIDED ABOVE) TO DELIVER ITS BONDS ON OR PRIOR TO THE AUTOMATIC CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE AUTOMATIC CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         SECTION 3.03. Exchange of Bonds after Conversion Date. At any time prior to the first interest payment date following the Conversion Date, an Owner of Bonds who has given notice of its desire to continue to hold Bonds as provided in Section 3.01 or 3.02 above may deliver said Bonds to the Trustee or the Tender Agent, and upon such delivery, the Trustee or the Tender Agent, as the case may be, shall exchange said Bonds for replacement Bonds in the form of Exhibit B hereto. Such exchange shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the Owner of such Bonds.

         SECTION 3.04. Condition to Conversion. As a condition to the giving of notice as provided in Section 3.01 or 3.02 above, the Company shall provide the Trustee with an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Bonds will not adversely affect the exemption of the interest on the Bonds from federal income taxation.

         SECTION 3.05. Additional Notices. The Company shall provide the Tender Agent with a copy of any notice delivered to the Owners of the Bonds pursuant to
Section 3.01 or 3.02 hereof. The Trustee shall provide the Tender Agent with a copy of any notice received by the Trustee from any Owner of a Bond pursuant to
Section 3.01 or 3.02 hereof.

         SECTION 3.06. Demand Purchase Option. Any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

                  (i) delivery to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office of a notice (said notice to be irrevocable and effective upon receipt) which (1) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (2) states the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh
         (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (ii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 A.M., New York City time, on the date designated for purchase in the notice described in (i) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank, and if such Bonds are to be purchased prior to the next succeeding interest payment date and after the Record Date in respect thereof, a non-recourse due-bill, payable to bearer, for interest due on such interest payment date.

         SECTION 3.07. Funds for Purchase of Bonds. On the date Bonds are to be purchased pursuant to Section 3.01, 3.02 or 3.06 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.09(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

                  (i) moneys deposited into the Bond Fund pursuant to Section 6.03(a) hereof which constitute Available Moneys;

                  (ii) the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent prior to 4:00 P.M., New York City time, on the Business Day preceding the date such Bonds are to be purchased, to any entity other than the Company or the Authority;

                  (iii) moneys drawn by the Trustee under the Letter of Credit; and

                  (iv) any other moneys furnished to the Trustee and available for such purpose.

         SECTION 3.08. Delivery of Purchased Bonds.

                  (a) Bonds purchased with moneys described in Section 3.07(i) hereof shall be delivered to the Trustee for cancellation.

                  (b) Bonds purchased with moneys described in Section 3.07(ii) hereof shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

                  (c) Bonds purchased with moneys described in Section 3.07(iii) hereof shall be delivered by the Tender Agent to or upon the order of the Bank pursuant to the Pledge Agreement.

                  (d) Bonds purchased with moneys described in Section 3.07(iv) shall, at the direction of the Company, be (A) delivered as instructed by the Company or (B) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

                  (e) The Tender Agent shall deliver to the person to whom the Tender Agent is to deliver such Bonds the non-recourse due-bills, if any, delivered to the Tender Agent with such Bonds in accordance with Section 3.06 hereof.

         Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

         SECTION 3.09. Delivery of Proceeds of Sale of Purchased Bonds.

                  (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered to the Tender Agent pursuant to
Section 3.01, 3.02 or 3.06 hereof, to the extent not required to pay the Purchase Price thereof in accordance with Section 3.07 hereof, shall be paid to or upon the order of the Company.

                  (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company shall have directed the Bank to deliver such Pledged Bonds to the Tender Agent pursuant to Paragraph 2B of the Credit Agreement, such Bonds shall be delivered by the Tender Agent in accordance with
Section 3.08(b) hereof and the proceeds of sale of such Bonds shall be delivered to the Bank; provided that any accrued interest in excess of amounts then due to the Bank pursuant to Paragraph 2A(i) of the Credit Agreement received upon the sale of such Bonds shall be delivered by the Bank to or upon the order of the Company.

         SECTION 3.10. Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.

                  (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Section 3.01, 3.02 or 3.06 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds;

                  (b) The Trustee and the Tender Agent shall hold all moneys delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

                  (c) The Trustee shall deliver to the Tender Agent, the Company and the Bank a copy of each notice delivered to it in accordance with Section
3.06 hereof;

                  (d) Immediately upon the delivery to it of Bonds in accordance with Section 3.06, the Tender Agent shall give telephonic or telegraphic notice to the Company, the Trustee and the Bank specifying the principal amount of the Bonds so delivered; and

                  (e) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 3.07 and
6.09 hereof to provide for timely payment of the Purchase Price of Bonds.

                                   ARTICLE IV

                    ACQUISITION AND CONSTRUCTION OF PROJECTS

         SECTION 4.01. Covenant to Complete Project in Conformity to Plans and Specifications; Changes. The Authority will cause the Company to proceed with reasonable dispatch to complete the construction portions of the Project in accordance with the plans and specifications therefor, copies of which shall be filed with the Trustee before construction for each phase of the Project is begun. The Authority shall allow the Company, as sublessee of the Authority, or the Architect in connection with the Project, to issue change orders under construction contracts, provided that each such change is in writing and is verified by the Architect, approved by an authorized officer of the Company and filed with the Authority and the Trustee. The Company shall be responsible for any additional Costs attributable to such change orders.

         SECTION 4.02. Compliance with Laws, etc. Authority will comply or cause the Company and its agent to comply with all present and future laws, acts, rules, regulations, orders and requirements lawfully made relating to any acquisition or construction hereby undertaken.

         SECTION 4.03. Performance by Authority under Construction Contracts. The Authority will faithfully perform or will require the Company to perform all agreements on their respective parts to be performed under construction contracts and will not do or refrain from doing any act whereby any surety or any bond may be released in whole or in part from any obligation assumed by it or from any agreement to be performed by it under the bond.

         SECTION 4.04. Builder's Risk, Liability, and Workmen's Compensation Insurance. The Authority will maintain or cause the Company or the contractors to maintain, builders risk (or equivalent coverage) insurance upon any work done or materials furnished under construction contracts except excavations foundations and any other structures not customarily covered by such insurance. The policies shall be issued by responsible companies qualified to do business in New Jersey and satisfactory to the Authority, Company and Insurance Consultant, and shall be written in completed value form for 100% of the insurable value of the contract or Project Facilities in the name of Company, the Authority, the Trustee and any contractor or sub-contractor as their interests may appear with loss payable to the Trustee. Any amounts payable to the Company, the Authority, or the Trustee thereunder shall be deposited in the Construction Fund.

         During the period of construction of the Project, the Authority will also maintain or cause Company to maintain or cause to be maintained, (a) workmen's compensation insurance and employer's liability insurance, underwritten by responsible companies qualified to do business in New Jersey and satisfactory to the Authority, the Company and the Insurance Consultant, covering all employees of contractors and subcontractors in amounts required by law, and (b) public liability and property insurance, including umbrella coverage, in amounts not less than $1,000,000 for personal injury for each occurrence and in the aggregate per annum and $100,000 for property damage for each occurrence with an annual aggregate property damage limitation of not less than $1,000,000, and (c) automobile liability insurance covering owned, non-owned and hired automobiles in amounts not less than $500,000 liability for injury to any one person, $500,000 liability for each occurrence, and $100,000 for property damage for each occurrence.

         Each policy of insurance required by this Section, or a copy thereof, or an insurance certificate in respect thereof, shall be deposited with the Authority and the Trustee.

                                    ARTICLE V

                                CONSTRUCTION FUND

         SECTION 5.01. Establishment of Construction Fund. There is hereby created and established with the Trustee a Construction Fund for the payment of Costs of the Project. The Construction Fund shall consist of the amounts deposited therein pursuant to this Indenture and any other amounts the Authority may deposit therein including contributions by Company. The amounts in the Construction Fund, until applied as hereinafter provided, shall be held for the security of all the Bonds Outstanding hereunder and invested as provided in
Article VII. Separate accounts within the Construction Fund shall be maintained by the Trustee upon request of the Authority whenever, in the opinion of the Authority, it is appropriate to have a separate accounting in respect of the Costs of any designated portion of the Project. The Authority may permit the Company, from time to time, to deposit moneys in the Construction Fund for the purpose of paying the Costs of the Project.

         The investment earnings on moneys deposited in the Construction Fund shall be added to the Construction Fund and may be expended at any time or from time to time to pay Costs of the Project in the same manner as the proceeds of the Bonds are expended.

         SECTION 5.02. Payments from Construction Fund. The Trustee shall make payments from the Construction Fund only upon receipt of:

                  (1) in every case, a requisition signed by such officer or officers of the Company as are authorized by a written certificate of the Company submitted to the Trustee, and such requisition shall certify that the work to which the payment relates has been accomplished in a manner satisfactory to Company.

                  Such requisition shall state (a) the name and address of the person to whom the payment is to be made (who may be the Authority or Company if either is to be reimbursed for advances made or work done by it and properly chargeable against the Construction Fund); (b) the amount to be paid; (c) the obligation on account of which the payment is to be made, showing the total obligation, any amount previously paid, and the unpaid balance; (d) that the obligation was properly incurred and is a proper charge against the Construction Fund; and (e) that the amount requisitioned is due and unpaid;

                  (2) in the case of payments under construction, renovation or repair contracts, a certificate of the Architect certifying (a) his approval of the requisition; (b) that the obligation was properly incurred (c) that the amount requisitioned is due and unpaid; (d) that, insofar as the payment is to be made for work, material, supplies or equipment, the work has been performed and the materials supplied or equipment have been installed in the Project Facilities or have been delivered either at the Premises or at a proper place for fabrication; and (e) that all work, material, supplies and equipment for which payment is to be made are, in the signer's opinion, in accordance with the plans and specifications or duly approved change orders; and

                  (3) in case the payment is to discharge indebtedness of the Authority or Company, incurred in connection with payments properly chargeable against the Construction Fund, or to reimburse the Company, such notes or other evidences of the indebtedness, if any, upon satisfaction thereof shall be thereupon cancelled by the Trustee and returned to the issuer thereof.

         SECTION 5.03. Payment to Relate to Underlying Obligations. Whenever payments are to be made to reimburse the Authority or Company for advances (except to discharge indebtedness of the Authority or Company) the requisition and an Architect's certificate, if appropriate shall relate to the underlying obligation for which the Authority or Company is being reimbursed or for the payment of which the indebtedness was incurred.

         SECTION 5.04. Procedure Upon Completion of Project. Upon the completion of the Project, the Company shall promptly furnish the Trustee with its certificate in accordance with the requirements of Section 3.07 of the Sublease. The Trustee shall, as soon as practicable and in any event not more than sixty days from the date of the certificate referred to in the preceding sentence, transfer, without further authorization, the balance in the Construction Fund not reserved for the payment of unpaid Costs to a separate sub-account of the Bond Fund and thereafter apply such moneys in the manner provided in Section
3.07 of the Sublease.

         SECTION 5.05. Use of Money in Construction Fund Upon Default. If the principal of the Bonds shall have become due and payable pursuant to Article X hereof, any balance remaining in the Construction Fund shall without further authorization be transferred into the Bond Fund.

                                   ARTICLE VI

                     REVENUES OF THE AUTHORITY, RECEIPTS AND
                    REVENUES OF COMPANY, AND THE APPLICATION
                                THEREOF TO FUNDS

         SECTION 6.01. Rentals, etc. to be Sufficient.

                  (a) The Authority shall fix the rentals under the Sublease and other fees and charges derived from the Company so that the Trust Estate in any Fiscal Year is sufficient, after giving effect to any credits available to the Company under the terms of the Sublease:

                           (i) to pay the Administrative Expenses of the Authority for said Fiscal Year; and

                           (ii) to pay when due the interest on and principal of (whether at maturity or upon redemption or otherwise) the Bonds during said Fiscal Year.

         In determining the Authority's compliance with (ii) above, interest due on the Bonds for the Fiscal Year in question shall be deemed exclusive of interest requirements to be satisfied from moneys held in the Bond Fund representing capitalized interest.

                  (b) The Authority shall cause the Company to operate the Project Facilities for port and public related uses and to otherwise comply with the covenants contained in the Sublease.

         SECTION 6.02. Trust Estate to Be Paid Over to Trustee. The Authority hereby pledges to the Trustee the Trust Estate, including but not limited to all income and receipts earned on funds held by the Trustee under this Indenture and the Sublease as security for the performance of any obligation of the Authority under this Indenture. The pledge is made, and the covenants and agreements set forth herein to be performed by or on behalf of the Authority shall be, for the equal and ratable benefit, protection and security of the Owners of the Bonds, all of which, regardless of their times of issue and maturity, shall be of equal rank, without preference, priority or distinction of any Bond except as expressly provided herein or permitted by this Indenture. The Trust Estate including all income and receipts on funds held by the Trustee under this Indenture shall immediately be subject to the lien of the pledge without any physical delivery thereof or further act. Pursuant to the assignment of the Authority's rights under the Sublease, the rentals owed by the Company under the Sublease (except amounts payable under Sections 4.01(b), 9.03 or 9.05 thereof) shall be paid directly to the Trustee by Company. Upon receipt of any such rentals or other payments hereunder, the Trustee shall deposit the same in the Bond Fund except as otherwise required pursuant to any other provision hereof.

         SECTION 6.03. Bond Fund. There is hereby created and established with the Trustee a Bond Fund which shall be used as provided in this Section.

         There shall be deposited in the Bond Fund from time to time the following: (a) any amount in the Construction Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 5.04 or 5.05 hereof; (b) any amount to be deposited in the Bond Fund pursuant to Section 6.04 hereof; (c) all payments specified in Section 4.01(a) of the Sublease; (d) any moneys drawn under the Letter of Credit which moneys shall be deposited in a separate account of the Bond Fund and shall not be commingled with any other moneys held by the Trustee; (e) amounts held by the Trustee pursuant to Section 3.10 hereof; and
(f) all other moneys received by the Trustee pursuant to Section 6.02 hereof.

         Except as provided in Section 3.07, 3.10 and 6.08 hereof, moneys in the Bond Fund shall be used solely for the payment of principal of, premium, if any, and interest on the Bonds and for the redemption of the Bonds prior to maturity. Subject to the provisions of Section 6.09 hereof, funds for such payments of principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the following order of priority indicated: (i) amounts required to be transferred from the Construction Fund to the Bond Fund in accordance with clause (a) of the preceding paragraph which constitute Available Moneys; (ii) any amount deposited into the Bond Fund pursuant to
Section 6.04 hereof which constitutes Available Moneys; (iii) any moneys drawn by the Trustee under the Letter of Credit; and (iv) any other moneys furnished to the Trustee and available for such purpose.

         The foregoing notwithstanding, amounts deposited into the Bond Fund in accordance with Section 5.04 hereof shall be applied only to the payment of the principal of, or the portion of the Purchase Price corresponding to the principal of, the Bonds, and amounts deposited into the Bond Fund pursuant to
Section 6.04 hereof shall be applied only to the payment of the principal of the Bonds.

         SECTION 6.04. Custody of Separate Trust Fund. The Trustee is authorized and directed to hold all proceeds from any insurance policies or condemnation awards and disburse such proceeds in accordance with Article VI of the

Sublease. If the Company directs that any Portion of such proceeds be applied to redeem Bonds, the Trustee shall deposit such proceeds in a separate sub-account of the Bond Fund, and the Authority covenants and agrees to take and cause to be taken any action requested of the Authority to redeem on the earliest possible redemption date the amount of Bonds so specified by the Company.

         SECTION 6.05. Mandatory Redemption. The Trustee shall establish as part of the Bond Fund a Mandatory Redemption Account. The Trustee shall use the Mandatory Redemption Account to redeem Bonds as required by Section 8.04 hereof. Sufficients funds shall be transferred to the Mandatory Redemption Account on December I of each year from 1990 through 1998 to effect the redemptions required by Section 8.04 hereof. If at any time all the Bonds shall have been purchased, redeemed or paid, no further deposits shall be made to the Mandatory Redemption Account.

         SECTION 6.06. Moneys to be Held for all Owners of Bonds, With Certain Exceptions. Moneys and investments in the various funds created under or pursuant to this Article VI shall, until applied as provided with respect to the fund in question, be held in trust by the Trustee for the benefit of the Owners of all Outstanding Bonds except as otherwise provided herein.

         SECTION 6.07. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Moneys sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Authority to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

         Any moneys so deposited with and held by the Trustee which remain unclaimed five (5) years after the date payment thereof becomes due shall, upon request of the Company, if the Company is not at the time, to the knowledge Of the Trustee, in default with respect to any covenant in this Indenture or the Bonds, be paid to the Company; and the Owners of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company and all liability of the Trustee with respect to such money shall thereupon cease and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money; provided, however, that the Trustee, before making payment to the Company, may, at the expense of the company, cause a notice to be mailed to those Owners who have not claimed their payment, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.

         SECTION 6.08. Repayment to the Bank and Company from Bond Fund or Construction Fund. Any amounts remaining in the Bond Fund, Construction Fund, or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid immediately to the Bank to the extent of any indebtedness of the Company to the Bank under the Credit Agreement, and after repayment of all such indebtedness, to the Company.

         SECTION 6.09. Letter of Credit.

                  (a) During the term of the Letter of Credit, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof (x) to the extent moneys described in Section 6.03 (i) and (ii) hereof are not available therefor, to pay when due (whether by reason of maturity, redemption, acceleration or otherwise) the principal of, premium, if any, and interest on the Bonds, and (y) to the extent that moneys described in Section 3.07 (i) and
(ii) hereof are not available therefor, to pay when due the Purchase Price of Bonds.

                  (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including without limitation, Section 6.09(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, or premium, if any, or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds on the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the principal or Purchase Price of, or premium, if any, or interest on, any Bonds which are Pledged Bonds on the date such payment is due.

                                   ARTICLE VII

                 SECURITY FOR AND INVESTMENT OF DEPOSIT OF FUNDS

         SECTION 7.01. Deposits and Security Therefor. All moneys received by the Trustee under this Indenture for deposit in any Fund established hereunder shall be considered trust funds, shall not be subject to lien or attachment (except the lien created hereunder) and shall, except as hereinafter provided, be deposited with the Trustee, until or unless invested or deposited as provided in Section 7.02. If at any time the Trustee is unwilling to accept such deposits, the Trustee may deposit such moneys with any other depository which is authorized to receive them and the deposits of which are insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporations.

         SECTION 7.02. Investment or Deposit of Funds. The Trustee shall, at the request of the Authority, as directed by the Company (or in the absence of such request, on its own initiative), invest moneys held in the Construction Fund or any other fund other than the Bond Fund in Investment Securities maturing, or being subject to redemption by the Trustee without penalty, at the time when the funds will foreseeably be needed for the purposes of this Indenture. Absent specific instructions as aforesaid, all investments shall be subject to the discretion and judgment of the Trustee, subject, however, to the limitations contained herein, and subject however to the limitations contained in Section
9.15 hereof.

         Moneys in any of the Funds, other than the Bond Fund, established pursuant to the Indenture or Sublease when held by the Trustee shall be continuously invested and reinvested and deposited or redeposited by the Trustee in the highest yield that may be reasonably known to the Trustee, with a view to maximizing yield and minimizing the instances of uninvested funds, and subject to all written directions from the Authority and the Company, as aforesaid. All investments shall mature or be subject to redemption by the owner at not less than the principal amount thereof or the cost of acquisition, whichever is lower, and all investments of the types set forth in subparagraph (f) of the definition of Investment Securities shall be subject to withdrawal without penalty not later than the date when the amounts will foreseeably be needed for purposes of this Indenture.

         Any moneys held as a part of the Bond Fund shall be invested or reinvested by the Trustee, to the extent permitted by law, in United States Treasury bills with maturities of no more than thirty days from the date of acquisition thereof.

         All securities securing investments under this Section shall be deposited with a Federal Reserve Bank, with the trust department of the Trustee as authorized by law, or with a bank or trust company having a combined net capital and surplus of not less than $10,000,000. The interest and income received from time to time upon such deposits and investments and any profit realized or loss sustained from the sale of such securities shall be added or charged to the appropriate Fund for computation of any surplus or deficiency in any such Fund.

         Upon request of the Authority as directed by Company, or on its own initiative whenever payment is to be made out of any Fund, the Trustee shall sell such securities as may be required to make the payment and restore the proceeds to the Fund in which the securities were held. Neither the Trustee nor the Authority shall be accountable for any depreciation in the value of any such security or for any loss resulting from the sale thereof except as provided hereinafter. Notwithstanding the foregoing provisions of this Section 7.02, the Trustee shall not knowingly make any investment of any moneys held in any Fund inconsistent with Section 9.15 hereof relating to "arbitrage bonds."

         SECTION 7.03. Valuation of Funds. In computing the assets of any Fund or account, investments and accrued interest thereon shall be deemed a part thereof, subject to Section 7.02 hereof. Such investments shall be valued at the face value or the current market value thereof, whichever is lower, or at the redemption price thereof, if then redeemable at the option of the owner.

                                  ARTICLE VIII

                       REDEMPTION OF BONDS BEFORE MATURITY

         SECTION 8.01. Extraordinary Redemption. The Bonds are callable for redemption in the event (1) the Premises or any portion thereof are damaged or destroyed or taken in a condemnation proceeding to which Section 6.04(b) of the Sublease is applied, or (2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 6.05 of the Sublease. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any interest payment date, in whole or (in the case of redemption pursuant to Section 6.04(b) of the Sublease) in part, less than all of such Bonds to be selected in such manner as the Trustee may determine (except as otherwise provided in Section 8.08 hereof), at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

         In addition, the Bonds are subject to mandatory redemption, in whole, on the Automatic Conversion Date, at a redemption price equal to 100% of the principal amount thereof, in the event that (a) the opinion of bond counsel required to be furnished to the Trustee pursuant to Section 3.04 hereof shall not have been furnished on or prior to the 20th day prior to the Automatic Conversion Date or (b) the Fixed Rate has not been established on or prior to the 20th day preceding the Automatic Conversion Date.

         SECTION 8.02. Optional Redemption by the Company. On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time on or after July 1, 1985, in whole or in part, less than all of such Bonds to be selected in such manner as the Trustee shall determine (except as otherwise provided in Section 8.08 hereof), at the redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date.

         After the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any interest payment date, less than all of such Bonds to be selected in such manner as the Trustee shall determine (except as otherwise provided in Section 8.08 hereof), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

                                                              Redemption
         Redemption Dates                                       Prices
         ----------------                                     ----------
First Optional Redemption Date through
the following November 30                                        103%

First Anniversary of the First Optional
Redemption Date through the following
November 30                                                      102%

Second Anniversary of the First Optional
Redemption Date through the following
November 30                                                      101%

Third Anniversary of the First Optional
Redemption Date and thereafter                                   100%


         SECTION 8.03. Determination of Taxability. The Company is obligated, under the Sublease, to give prompt notice to the Trustee of any Determination of Taxability (as defined below) of which it is aware. The Trustee shall be obligated to cause the Bonds to be redeemed within one hundred eighty (180) days after a Determination of Taxability shall have occurred at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

         A "Determination of Taxability" shall be deemed to occur if a final decree or judgment of any federal court or a final action of the Internal Revenue Service determines that interest paid or payable on any Bond is or was includable in the gross income of an Owner of the Bonds for federal income tax purposes under the Code (other than an Owner who is a substantial user or related person within the meaning of Section 103(b) of the Code). No such decree, judgment, or action will be considered final for this purpose, however, unless the Company has been given written notice and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond, and until conclusion of any appellate review, if sought. If the Trustee receives written notice from any Owner of Bonds stating that (i) the Owner of Bonds has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner of Bonds for the reasons described herein or any other proceeding has been instituted against such Owner of Bonds which may lead to a final decree, judgment, or action as described herein, and (ii) such Owner of Bonds will afford the Company the opportunity to contest the same, either directly or in the name of the owner of Bonds, until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company, the Authority, the Bank and the Owner of each Bond Outstanding. The Trustee shall thereafter coordinate any similar requests or notices it may have received from other Owners of Bonds and shall keep them informed of the progress of any administrative proceedings or litigation. If a Determination of Taxability is made, the Trustee shall give notice of the redemption of the Bonds at the earliest practicable date, but not later than the date specified in this Section, and in the manner provided by
Section 8.05 of this Indenture.

         SECTION 8.04. Mandatory Partial Redemption. There shall be called for redemption on December 1 of each year from December 1, 1990 to and including December 1, 1998, the following principal amounts of Bonds chosen in such manner as the Trustee shall determine (subject to Section 8.08 hereof) at the principal amount thereof plus accrued interest:

         Year             Amount             Year             Amount
         ----             ------             ----             ------
     (December 1)                        (December 1)
         1990            $250,000            1994            $250,000
         1991             250,000            1995             250,000
         1992             250,000            1996             250,000
         1993             250,000            1997             250,000
                                             1998             250,000

         At its option, to be exercised on or before the 45th day prior to each of the mandatory redemption dates set forth in this Section 8.04, the Authority, through (or at the direction of) the Company, may do any one or more of the following: (a) deliver to the Trustee for cancellation Bonds or (b) receive a credit in respect of its mandatory partial redemption obligation for any Bonds which prior to said date have been redeemed or purchased (otherwise than through the operation of such mandatory partial redemption) and cancelled by the Trustee and not theretofore applied as a credit against such mandatory partial redemption obligations. Each Bond so delivered, redeemed or purchased in accordance with clauses (a) or (b) of this Section 8.04 shall be credited by the Trustee at 100% of the principal amount thereof to the obligation of the Authority with respect to the Mandatory Redemption Account; any excess over such amount shall be credited to such future obligations with respect to the Mandatory Redemption Account in accordance with the instructions of the Company. The Authority, through (or at the direction of) the Company, will, on or before the 45th day next preceding each mandatory partial redemption date, furnish the Trustee with its certificate indicating to what extent, if any, the provisions of clauses (a) or (b) of this paragraph are to be availed of with respect to each such mandatory partial redemption payment.

         SECTION 8.05. Notice of Redemption. Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by registered or certified mail at least fifteen (15) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent. Notwithstanding the foregoing provisions of this Section 8.05, delivery by the Tender Agent of a copy of a redemption notice to a transferee of a Bond which has been called for redemption, pursuant to the requirements of Section 2.08, shall be deemed to satisfy the requirements of the first sentence of this Section 8.05 with respect to any such transferee.

         SECTION 8.06. Redemption Payments. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

         SECTION 8.07. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and cremated or otherwise destroyed by the Trustee in accordance with Section 2.11 hereof.

         SECTION 8.08. Partial Redemption of Bonds. (a) Upon surrender of any Bond for redemption in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

                  (b) In case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

                  (c) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other bonds. If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee may select for redemption

Bonds in an aggregate principal amount equal to such excess in such manner as the Trustee may determine.

                                   ARTICLE IX

                             COVENANTS OF AUTHORITY

         Section 9.01. Payment of Principal and Interest on Bonds. The Authority or cause to be paid the principal of and very Bond issued hereunder according to the terms thereof, but shall be required to make such payment only out of the Trust Estate. The Authority shall appoint one or more paying agents for such purpose, each such agent to be a bank and trust company or a trust company or a national banking association having trust powers. The Authority hereby appoints the Trustee to act as plying agent and designates the Principal Office of the Trustee as the place of payment of principal of the Bonds, such appointment and designation to remain in effect until notice of change is filed with the Trustee.

         SECTION 9.02. Corporate Existence and Maintenance of Project Facilities. The Authority shall maintain its corporate existence and its right to operate or lease the Premises and shall provide for or cause the Company to provide for (a) continuous operation of the same; (b) performance of all repairs, renewals, replacements and improvements thereto necessary to maintain adequate service; and (c) compliance with all valid and applicable laws, acts, rules, regulations, permits, orders, requirements and direction of any competent public authority.

         SECTION 9.03. Subleasing, etc. of Facilities. Upon termination of the Sublease, the Authority may sublease the Premises or any portions thereof to third parties lawfully entitled to enter into such subleases, but the Authority covenants that any such sublease shall be subject to, and shall not contain terms inconsistent with, this Indenture and shall be approved by the Trustee. The Authority may, at any time, enter into operating agreements in respect of the Premises with the Company or with third parties lawfully entitled to enter into such agreements, but the Authority covenants that any such agreement shall be subject to, and shall not contain terms inconsistent with, this Indenture.

         SECTION 9.04. Enforcement, Execution and Amendment of Sublease and Other Contracts; Notice of Default. The Authority shall cause this Indenture to be terms of the Sublease and of rentals and other amount any supplement or amendment thereto, and any other sublease, agreement or other contract executed pursuant to Section 9.03 or otherwise made subject to the lien and security interest created by this Indenture, and shall otherwise enforce all of its rights and privileges, and honor all of its obligations thereunder, and subject to Section 10.02 hereof, shall require every party with which it so contracts, including the Company under the Sublease, to perform all of its contractual obligations and covenants. So long as no Event of Default hereunder shall have occurred and be continuing, the Authority may exercise all its rights under any sublease, agreement or contract, or supplement or amendment thereto, but the Authority shall not, without the consent of the Trustee, amend any of the same so as to affect adversely the Authority's ability to perform its covenants under this Indenture. The Authority shall file with the Trustee copies of the Sublease and other subleases, agreements and contracts of the nature referred to in Section 9.03 (whether heretofore or hereafter executed), together with all amendments or supplements thereto, whether or not the Trustee's consent is required thereto, and shall give prompt notice to the Trustee of any default by any of the parties thereto except defaults of minor importance to the interests of the Authority therein.

         SECTION 9.05. Insurance Requirements. The Authority shall keep the Project Facilities, or cause the same to be kept, insured by one or more insurance companies authorized and qualified to do business under the laws of New Jersey against such risks and in such amounts as are specified in the Sublease. The Authority will carry or cause to be carried liability and property damage insurance in such amounts and in such manner as is described in the Sublease or, if the Sublease has been terminated, as is otherwise customary in the operation of similar facilities to the Project Facilities.

         The insurance policies required hereunder or copies thereof or insurance certificates with respect thereto shall be filed with the Trustee.

         Any appraisal, adjustment or settlement agreed upon among the Authority, the Company and any insurer which is evidenced by an Officers' Certificate of the Company (if the amount is $50,000 or less) or otherwise by a Certified Resolution of the Authority and approved by a Consultant and the Company as evidenced by an Officers' Certificate may be accepted by the Trustee.

         SECTION 9.06. Annual Certificate Regarding Insurance. The Authority shall, on or before the execution and delivery hereof, and thereafter prior to the beginning of each Fiscal Year, cause the Company to deliver to the Trustee, a certificate of the Insurance Consultant listing the insurance policies, coverage amounts and expiration dates, stating therein whether the Company is in compliance with the insurance requirements of the Sublease and this

Indenture, stating the amounts and types of insurance which should be maintained in the next ensuing Fiscal Year and specifying the insurance renewals and replacements to be made during such next ensuing Fiscal Year.

         SECTION 9.07. Sublease of Premises Prohibited; Exceptions. The Authority shall not sublease (other than to the Company pursuant to the Sublease or as provided in Section 9.03 hereof), nor shall it permit the Company to sublease (except as provided in Section 7.14 of the Sublease) the Premises.

         SECTION 9.08. Payment of Taxes; Discharge of Liens. The Authority shall pay, or cause to be paid, all taxes, assessments, or other municipal or governmental charges lawfully imposed upon the Authority or the Premises or any revenues therefrom and will not suffer to be created or to exist any lien or charge thereon except the lien and charge of the Sublease, this Indenture, and the Bonds issued under this Indenture; provided, however, that the Authority hereby consents to the granting of a lien on or security interest in the Company's rights in the Premises by the Company to Simon Engineering, P.L.C., as guarantor of the Company's obligations under the Credit Agreement. The Authority shall pay or discharge or shall make adequate provision to satisfy and discharge, or shall cause the same to occur, within thirty (30) days after the same shall accrue, any such lien or charge and all lawful claims and demands for labor, materials, supplies or other objects which, if unpaid, might become such a lien or charge; provided, however, that this shall not require the Authority to pay or discharge or make provision for any lien or charge so long as the validity thereof is being contested in good faith and by appropriate legal proceedings and neither the Premises nor any rent or income therefrom or interest therein would be in any immediate danger of being sold, forfeited, attached or lost.

         SECTION 9.09. Extension of Time for Payment of Interest, etc. Prohibited. The Authority shall not directly or indirectly extend or assent to the extension of the time for payment of any claim for interest on, any of the Bonds and shall not directly or indirectly be a party to or approve any arrangement therefor by purchasing or funding or in any manner keeping alive any such claim for interest; and no claim for interest which in any way at or after maturity shall have been transferred or pledged apart from the Bond to which it relates or which shall in any manner have been kept alive after maturity by extension or by purchase thereof by or on behalf of the Authority shall be entitled, in case of a default hereunder, to any benefit or security under this Indenture except after the prior payment in full of the principal of all Bonds and of all claims for interest appertaining thereto not so transferred, pledged, kept alive or extended.

         SECTION 9.10. Employment of an Architect. The Authority shall employ or cause Company to employ an Ar-chitect to the extent necessary to perform the services required hereunder and to advise the Authority on questions relating to the Project Facilities.

         SECTION 9.11. Employment of Certified Public Accountant. The Authority shall employ or cause to be employed as required a Certified Public Accountant to perform the accounting and auditing functions and duties required by the Act and this Indenture.

         SECTION 9.12. Annual Budget and Statements. The Authority shall furnish or shall cause to be furnished to the Local Finance Board a budget of the Authority for each fiscal year as required by the Act. The Authority shall furnish to the Trustee a copy of all reports and other documents which the Company or other third party is required to furnish the Authority under the Sublease or similar agreement.

         SECTION 9.13. Financing Statements and Other Action to Protect Security Interests. The Authority shall cause this Indenture or a financing statement or memorandum relating thereto to be filed, registered and recorded in such manner and at such places as may be required by law to protect the security of the Owners of the Bonds and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof. Concurrently with the execution and delivery hereof and thereafter from time to time, as reasonably requested by the Trustee, not less often than once every five (5) years, the Authority shall obtain an opinion of Counsel and furnish a signed copy thereof to the Trustee, setting forth what, if any, actions by the Authority or Trustee should be taken to preserve such security. The Authority shall perform or shall cause to be performed any such acts, and execute and cause to be executed any and further instruments as may be required by law or as shall be reasonably requested by the Trustee for such protection of the interests of the Trustee and the Owners of the Bonds, and shall furnish satisfactory evidence to the Trustee for such protection of the interests of the Trustee and the Owners of the Bonds, and shall furnish satisfactory evidence to the Trustee of recording, registering, filing and refiling of such instrument and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds secured hereby shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal and interest shall have been paid.

         SECTION 9.14. Further Assurances; Additional Revenues. The Authority shall not enter into any contract or take any action by which the rights of the Trustee or the Owners of the Bonds may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture. If at any time the Authority receives any income or payment from or in respect of the Premises or the Bonds which is not assigned to the Trustee (other than payments made pursuant to Sections 4.01(b), 9.03 or 9.05 of the Sublease), it shall promptly pay the same to the Trustee for deposit in the Bond Fund and, at the request of the Trustee, shall execute and deliver an assignment of its right, title and interest in and to future income or payments of the same type to the Trustee to be held as part of the Trust Estate and file or record such assignment as may be appropriate to perfect the security interest created thereby.

         SECTION 9.15. Investments to Comply with Internal Revenue Code. The Authority covenants to the Owners of the Bonds that it will make no investment or other use of the proceeds of the Bonds issued hereunder which would cause the Bonds to be "arbitrage bonds" as that term is defined in Section 103(c) of the Code and all applicable regulations promulgated with respect thereto, and that it will comply with the requirements of the Code and regulations throughout the term of the Bonds.

                                    ARTICLE X

                         EVENTS OF DEFAULTS AND REMEDIES

         SECTION 10.01. Events of Default Defined. Each of the following shall be an "Event of Default" hereunder:

                  (a) if payment of any installment of interest on any Bond is not made within three days of when it becomes due and payable; or

                  (b) if payment of the principal of or premium, if any, on any Bond is not made when it becomes due and payable at maturity or upon call for redemption or upon maturity thereof by declaration; or

                  (c) if payment of the Purchase Price of any Bond is not made at the time required by Section 3.01, 3.02 or 3.06 hereof;

                  (d) at any time prior to the Letter of Credit Termination Date, receipt by the Trustee, within 10 "business days" (as defined in the Letter of Credit) following a drawing under the Letter of Credit to pay interest or the portion of the Purchase Price corresponding to interest on the Bonds, of notice from the Bank that the Letter of Credit will not be reinstated (in respect of interest) to an amount equal to at least 120 days' interest on all Outstanding Bonds;

                  (e) receipt by the Trustee of notice from the Bank that an "Event of Default" has occurred under the Credit Agreement;

                  (f) at any time after the Letter of Credit Termination Date, the occurrence of an "Event of Default" under the Sublease;

                  (g) at any time after the Letter of Credit Termination Date, if the Authority defaults in the due and punctual performance of any other covenant in the Bonds or in this Indenture and such default continues for thirty (30) days after written notice requiring the same to be remedied shall have been given to the Authority and the Company by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding; provided, however, that if such performance requires work to be done, actions to be taken, or conditions to be remedied, which by their nature cannot reasonably be done, taken or remedied, as the case may be, within such thirty (30) day period, no Event of Default shall be deemed to have occurred or exist if, and so long as, the Authority or the Company shall commence such performance within such thirty (30) day period and shall diligently and continuously prosecute the same to completion.

         SECTION 10.02. Acceleration. Upon the occurrence of (i) any Event of Default under subsection (a), (b), (c), (f) or (g) of Section 10.01, the Trustee may, and upon written request of the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding, shall, or (ii) any Event of Default under subsection (d) or (e) of Section 10.01, the Trustee shall, by notice in writing delivered to the Authority and the Company, declare the principal of all Bonds then Outstanding to be immediately due and payable, and upon such declaration the said principal, together with interest accrued thereon, shall become due and payable immediately at the place of payment provided therein, anything in this Indenture or in the Bonds to the contrary notwithstanding.

         Upon any declaration of acceleration hereunder, the Trustee shall immediately declare the payments required to be made by the Company under
Section 4.01 of the Sublease to be immediately due and payable and, prior to the Letter of Credit Termination Date, shall draw moneys under the Letter of Credit to pay the principal of all Outstanding Bonds and the accrued interest thereon to the date of acceleration to the extent required by Section 6.09(a) hereof.

         SECTION 10.03. Entry by Trustee. If any Event of Default has occurred and is continuing, the Trustee, subject to Section 10.02 hereof, and, so long as the Letter of Credit is in effect or any amount is owed to the Bank under the Credit Agreement, only with the consent of the Bank, (a) may enforce each and every right granted to the Authority under the Sublease, and all other subleases, agreements and contracts and any supplements or amendments thereto executed as provided in Section 9.03 hereof, and (b) insofar as such right may be lawfully conferred upon the Trustee, may, by its agents or attorneys, with or without process of law, enter upon and take and maintain possession of all or any part of the Project Facilities, together with all records, documents, books, papers and accounts of the Authority relating thereto, and may, as the attorney in fact or agent of the Authority, being duly authorized, or in its own name as Trustee, hold, manage, and operate such Project Facilities and collect the amounts payable by reason of such operation. After paying the expenses of operation and maintenance, including such repairs, replacements, alterations, additions and improvements as it deems proper, the Trustee shall apply the balance of the revenues as provided in Section 10.11 hereof.

         SECTION 10.04. Legal Proceedings by Trustee. Subject to the provisions of Section 10.02 hereof, if any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

                  (a) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Owners of the Bonds, including the right to require the Authority to charge and collect rates, rentals and other charges adequate to carry out the terms of this Indenture and to require the Authority to carry out any other agreements with, or for the benefit of, the Owners of the Bonds and to perform it or their duties under the Act;

                  (b) bring suit upon the Bonds;

                  (c) by action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Owners of the Bonds; and

                  (d) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Owners of the Bonds.

         SECTION 10.05. Discontinuance of Proceedings by Trustee. If any proceeding taken by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, the Authority, the Trustee and the Owners of the Bonds shall be restored to their former positions and rights hereunder as though no such proceeding had been taken.

         SECTION 10.06. Owners of Bonds May Direct Proceedings. Subject to the provisions of Section 10.02 hereof, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided such directions shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall have the right to decline to follow any such directions which in the opinion of the Trustee would be unjustly prejudicial to Owners of the Bonds not parties to such directions.

         SECTION 10.07. Limitations on Actions by Owners of Bonds. Subject to the provisions of Section 10.02 hereof, no Owner of Bonds shall have any right to pursue any remedy hereunder unless (a) the Trustee shall have been given written notice of an Event of Default, (b) the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers granted in this Indenture or to pursue such remedy in its or their name or names, (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, and (d) the Trustee shall have failed to comply with such request within a reasonable time.

         SECTION 10.08. Trustee May Enforce Rights Without Possession of Bonds. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefits of the Owners of the Bonds.

         SECTION 10.09. Remedies Not Exclusive. Subject to the provisions of
Section 10.02 hereof and except as limited under Section 15.01 and 15.02 of this Indenture, no remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         SECTION 10.10. Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article X may be exercised from time to time and as often as may be deemed expedient.

         SECTION 10.11. Application of Moneys in Event of Default. Any moneys received by the Trustee under this Article shall be applied,

                  First: to the payment of the costs of the Trustee, including counsel fees, any disbursements of the Trustee with interest thereon and its reasonable compensation; and

                  Second: to the payment of principal or redemption price (as the case may be) and interest then owing on the Bonds and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest.

         The surplus, if any, shall be paid to the Company or the Bank, as provided in Section 6.08 hereof.

         Notwithstanding anything to the contrary herein or otherwise, moneys drawn under the Letter of Credit shall be applied only to the payment of principal or Purchase Price of, premium, if any, and accrued interest on the Bonds.

         SECTION 10.12. Trustee's Right to Receiver; Compliance with Act. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Owners of the Bonds and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are contained in the Act.

         SECTION 10.13. Waivers of Default. The Trustee shall waive any Default hereunder and its consequences and rescind any declaration of acceleration of principal upon the written request of the Owners of (1) more than two-thirds (2/3) in aggregate principal amount of all Outstanding Bonds in respect of which default in the payment of principal or interest, or both, exists or (2) more than two-thirds (2/3) in aggregate principal amount of Outstanding Bonds in the case of any other Event of Default; provided, however, that any Event of Default under subsection (e) of Section 10.01 hereof may only be waived upon the written request of the Bank (and in such case the consent of the Owners of the Bonds shall not be required); and provided further that there shall not be waived any Event of Default specified in subsection (a) or (b) of Section 10.01 hereof unless prior to such waiver or rescission, all arrears of principal and interest (other than principal of or interest on the Bonds which became due and payable by declaration of acceleration), with interest at the Late Payment Rate on overdue installments, to the extent permitted by law, and all expenses of the Trustee in connection with such Event of Default shall have been paid or provided for. In case of any waiver or rescission described above, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or concluded or determined adversely, then and in every such case the Authority, the Trustee and the Owners of Bond shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

         Notwithstanding the foregoing, no waiver, rescission or annulment of an Event of Default hereunder shall be



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



made if the Bank shall theretofore have honored in full a drawing under the Letter of Credit in respect of such Event of Default.


         SECTION 10.14. Trustee and Owners of Bonds Entitled to All Remedies under Act. It is the purpose of this Article to provide such remedies to the Trustee and Owners of the Bonds as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Owners of the Bonds shall nevertheless be entitled, subject to Section
10.02 hereof, to every other remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon the trustee or receiver appointed under the Act.








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                                   ARTICLE XI

                                   THE TRUSTEE

         SECTION 11.01. Acceptance of Trust. The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Owners of the Bonds agree.

         SECTION 11.02. No Responsibilities for Recitals, etc. The recitals, statements and representations in this Indenture or in the Bonds, save only Trustee's Authentication Certificate upon the Bonds, have been made by the Authority and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof.

         SECTION 11.03. Trustee May Act Through Agents; Answerable Only for Willful Misconduct or Negligence. The Trustee may execute any powers hereunder and perform any duties required of it through attorneys, agents, officers, or employees, and shall be entitled to advice of counsel concerning all questions hereunder; and the Trustee shall not be answerable for the default or misconduct of any attorney, agent or employee selected by it with reasonable care, except that the Trustee shall at all times be answerable and responsible for any liability to the Authority and Company resulting from any theft or loss of, or unauthorized or wrongful issuance of, Bonds held by it or after an exchange as set forth in Section 2.08 hereof. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatever in connection with the trust hereunder, except only its own willful misconduct or negligence or the theft or loss, for any reason whatsoever, or unauthorized or wrongful issuance of Bonds held by the Trustee in accordance with Section 2.08 hereof.

         SECTION 11.04. Compensation and Indemnity. The Authority shall pay the Trustee reasonable compensation for its services hereunder, and also all of its reasonable expenses and disbursements, and shall indemnify the Trustee against any liabilities which it may incur in the exercise and performance of its powers and duties hereunder except with respect to any theft or loss of, or unauthorized or wrongful issuance of, Bonds held by the Trustee in accordance with Section 2.08 hereof. If the Authority defaults in respect of the foregoing obligations, the Trustee may deduct the amounts owing to it from any moneys coming into its hand (exclusive of the proceeds of any draw under the Letter of Credit) before making any payment on any Bonds.




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



         SECTION 11.05. No Duty as to Insurance. The Trustee shall be under no duty to effect or to renew any insurance policy nor shall it incur any liability for the failure of the Authority to require or effect or renew insurance or to report or file claims of loss thereunder.

         SECTION 11.06. Notice of Default; Right to Investigate. The Trustee shall, within ninety (90) days after the occurrence thereof, give written notice by first class mail to the Bank and the Owners of Bonds of all defaults known to the Trustee, unless such defaults have been remedied (the term "defaults" for purposes of this Section being defined to include the events specified in clauses (a) through (g) of Section 10.01, not including any notice or periods of grace provided for therein); provided that, in the case of a default described in clause (f) or (g), the Trustee may withhold such notice so long as it in good faith determines that such withholding is in the interest of the Owners of the Bonds.

         The Trustee shall not be deemed to have notice of any default under clauses (f) and (g) of Section 10.01 unless notified in writing of such default by the Authority, the Bank or the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding. The Trustee may, however, at any time require of the Authority full information as to the performance of any covenant hereunder; and if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Authority, an investigation into the affairs of the Authority related to this Indenture and the Project Facilities.

         SECTION 11.07. Reliance on Requisitions, etc. The Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument but may accept the same as conclusive evidence of the accuracy of such statement.

         SECTION 11.08. Trustee May Deal in Bonds. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Owners of the Bonds may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Authority, provided that if the Trustee determines that any such relation is in conflict



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



with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

         SECTION 11.09. Allowance of Interest. Upon request of the Authority the Trustee shall, to the extent permitted by law, allow interest upon any moneys which it receives under this Indenture at such rate as it customarily allows upon funds deposited under similar conditions.

         SECTION 11.10. Construction of Ambiguous Provisions. The Trustee may construe any ambiguous or inconsistent provisions of this Indenture, and any construction by the Trustee shall be binding upon the Owners of the Bonds.

         SECTION 11.11. Intervention by the Trustee. In any judicial proceeding which in the opinion of the Trustee and its Counsel has a substantial bearing on the interests of the Owners of the Bonds, the Trustee may intervene on behalf of the Owners of the Bonds and shall do so if requested in writing by the Bank or the Owners of at least twenty-five percent (25%) aggregate principal amount of Bonds Outstanding.

         SECTION 11.12. Resignation of Trustee. The Trustee may resign and be discharged of the trusts created by this Indenture by written resignation filed with the Secretary of the Authority not less than sixty (60) days before the date when such resignation is to take effect; provided notice of such resignation is also mailed to the Owners not less than three (3) weeks prior to the date when the resignation is to take effect. Such resignation shall take effect on the day specified therein unless a successor trustee is previously appointed, in which event the resignation shall take effect immediately on the appointment of such successor.

         SECTION 11.13. Removal of Trustee. Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, executed by the Owners of a majority in aggregate principal amount of the Bonds then Outstanding and filed with the Trustee and the Authority.

         SECTION 11.14. Appointment of Successor Trustee. If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Authority shall appoint a successor and shall mail a notice of such appointment to the Owners of the Bonds. If the Authority fails to make such appointment within thirty (30) days, the Owners of a



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



majority in aggregate principal amount of the Bonds then Outstanding may do so.

         SECTION 11.15. Qualification of Successor. A successor trustee shall be a national bank with trust powers, a bank with trust powers, or a bank and trust company or a trust company organized under the laws of the State having reported capital and surplus of at least $50,000,000.

         SECTION 11.16. Instruments of Succession. Any successor trustee shall execute, acknowledge and deliver to the Authority an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Authority shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

         SECTION 11.17. Merger of Trustee. Any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that any such successor corporation continuing to act as Trustee hereunder shall meet the requirements of Section 11.15 hereof, and if such corporation does not meet the aforesaid requirements, a successor Trustee shall be appointed pursuant to this Article XI.

         SECTION 11.18. Reports of Trustee. The Trustee shall provide such reports as may be reasonably required by Company or the Authority including satisfactory evidence of the securing of any certificates of deposit issued by its commercial department.

         SECTION 11.19. Successor Tender Agent.

                  (a) Any corporation or association into which the Tender Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Tender Agent hereunder, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  (b) The Tender Agent may at any time resign by giving thirty
(30) days' notice to the Authority, the Trustee, the Company and the Remarketing Agent. Such resignation shall not take effect until the appointment of a successor Tender Agent.

                  (c) The Tender Agent may be removed at any time by an instrument in writing delivered to the Trustee and the Tender Agent by the Company, with the prior written approval of the Bank. In no event, however, shall any removal of the Tender Agent take effect until a successor Tender Agent shall have been appointed.

                  (d) In case the Tender Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Tender Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company with the prior written approval of the Authority and the Bank. Every successor Tender Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Tender Agent upon customary terms, a bank or trust company within or without the State, in good standing and having reported capital and surplus of not less than $50,000,000. Any such successor shall have an office in the City of New York, New York, and shall be acceptable to the Trustee. Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given to the Owners of the Bonds. Any successor Tender Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Tender Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee or the Authority, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor. If no successor Tender Agent has accepted appointment in the manner provided above within 90 days after the Tender Agent has given notice of its resignation as provided above, the Tender Agent may petition any court of competent jurisdiction




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



for the appointment of a temporary successor Tender Agent; provided that any Tender Agent so appointed shall immediately and without further act be superseded by a Tender Agent appointed by the Company as provided above.

         SECTION 11.20. Notice to Rating Agencies. The Trustee shall provide Moody's or S&P, as appropriate, with written notice prior to the effective date of such event of (i) any successor Trustee, (ii) any Substitute Bank, (iii) any material amendments to this Indenture or the Sublease, (iv) the termination of any Letter of Credit, (v) the redemption in whole of the Bonds, or (vi) any amendment to the Credit Agreement or the Letter of Credit of which the Trustee is aware.








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



                                   ARTICLE XII

                            ACTS OF OWNERS OF BONDS;
                         EVIDENCE OF OWNERSHIP OF BONDS

         SECTION 12.01. Acts of Owners of Bonds; Evidence of Ownership. Any action to be taken by the Owners of Bonds may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Owners of Bonds in person or by agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. The fact of the ownership of Bonds, the amount and numbers of the Bonds held, and the date of the holding shall be conclusively determined by the books kept by, or caused to be kept by, the Authority at the Principal Office of the Trustee for the registration and transfer of the Bonds. Any action by the Owner of any Bond shall bind all future Owners of the same Bond in respect of anything done or suffered by the Authority or the Trustee in pursuance thereof.

                                   ARTICLE XII

                           AMENDMENTS AND SUPPLEMENTS

         SECTION 13.01. Amendments and Supplements without Consent of Owners of Bonds. This Indenture may the consent of the Bank, amended or supplemented from time to time without the consent of the Owners of the Bonds by a Supplemental Indenture authorized by a Certified Resolution of the Authority filed with the Trustee, for one or more of the following purposes:

                  (a) to add additional covenants of the Authority or to surrender any right or power herein conferred upon the Authority or to grant or confer upon the Trustee for the benefit of the Owners of Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of Bonds or the Trustee;

                  (b) to cure any ambiguity or to cure, correct or supplement any defective provision of this Indenture in such manner as shall not be inconsistent with this Indenture and shall not impair the security hereof or adversely affect the Owners of the Bonds;

                  (c) to reflect changes in applicable law;

                  (d) to subject to this Indenture additional revenues, properties or collateral;

                  (e) to modify, amend or supplement this Indenture to permit qualification of the Bonds for sale under the securities laws of any state of the United States of America;

                  (f) to evidence appointment of a separate or Co-Trustee or the succession of a new Trustee hereunder; and

                  (g) to effect any other change herein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or Owners of the Bonds, including any such change which is necessary to receive an initial rating from Moody's or S&P on the Bonds.

         SECTION 13.02. Amendments With Consent of the Owners of Bands. This Indenture may be amended from time to time, as set forth below except with respect to (1) the interest payable upon any Bonds, (2) the dates of maturity or redemption or purchase provisions of the Bonds, (3) this



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



Article XII, and (4) the security provisions hereunder, by a Supplemental Indenture approved by the Bank and the Owners of at least 66-2/3% in aggregate principal amount of the Bonds then Outstanding; provided, that no amendment shall be made which affects the rights of some but less than all the Outstanding Bonds without the consent of the Owners of 66-2/3% of the Bonds so affected. Amendments with respect to items (1), (2), (3) and (4) of this Section 13.02 shall be effected only with the consent of the Bank and the Owners of all Bonds then outstanding and affected by such amendments.

         SECTION 13.03. Amendments to Sublease Without Consent of Owners of Bonds. TO Sublease may, with the consent of the Bank, be amended or supplemented from time to time, without the consent of the Owners of Bonds, for the purpose of:

                  (a) curing any ambiguity or formal defect or omission in the Sublease;

                  (b) more precisely identifying the Project, or to substitute or add additional improvements or equipment to the Project or additional rights or interests in property acquired in accordance with the provisions of the Sublease;

                  (c) to effect any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of the Bonds, including any such change which is necessary to receive an initial rating from Moody's or S&P on the Bonds.

         SECTION 13.04. Amendments to Agreement With Consent of Owners of Bonds. Except for the amendments, changes or modifications as provided in Section 13.03 hereof, the Sublease shall not be amended without the written approval or consent of the Bank and the owners of at least two-thirds (2/3) in aggregate principal amount of the Outstanding Bonds, provided that the consent of the Bank and the Owners of all Bonds Outstanding is required for any amendment, change or modification of the Sublease that would permit the termination or cancellation of the Sublease or a reduction in or postponement of the payments under the Sublease or any change in the provisions relating to payment thereunder.

         SECTION 13.05. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Authority in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article XII and in so doing shall be fully protected by an opinion of Counsel that such Supplemental Indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

                                   ARTICLE XIV

                                   DEFEASANCE

         SECTION 14.01. Discharge of Indenture. If the Authority shall pay or cause to be paid of Available Moneys, in accordance with the provisions of this Indenture, to the Owners of the Bonds, the principal of, premium, if any, and interest due thereon at the times and in the manner stipulated therein, and if the Authority shall not then be in default in any of the other covenants and promises in the Bonds and in this Indenture to be kept, performed and observed by it or on its part and if the Authority shall pay or cause to be paid to the Trustee all sums of money due according to the provisions hereof, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Authority such instruments in writing as shall be requisite to release the lien hereof and reconvey, release, assign and deliver unto the Authority any and all of the estate, right, title and interest in and to any and all rights or property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except amounts in the Bond Fund or Construction Fund required to be paid to the Bank or the Company under Section 6.08 hereof and except cash held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Bonds.

         Section 14.02. Defeasance of Bonds. The following provisions of this
Section 14.02 shall apply only from and after the Letter of Credit Termination
Date:

         Any Bond shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been irrevocably deposited with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment or (2) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee and the Authority pertaining to the Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

         Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed payment of such Bonds as aforesaid until (a) proper notice of redemption of such Bonds shall have been previously given in accordance with Article VIII of this Indenture, or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds, that the deposit required by (a)(ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 14.02 and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Bonds.

         All moneys so deposited with the Trustee as provided in this Section
14.02 may also be invested and reinvested, at the direction of the Company, in Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 14.02 which is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund.

         Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Section 14.02, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this Section 14.02 for the payment of Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including the interest and premium thereon, if any) with respect to which such moneys or Government Obligations have been so set aside in trust.

         Anything in Article XII hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 14.02 for the payment of Bonds and such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Section 14.02 shall be made without the consent of the Owner of each Bond affected thereby.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         SECTION 15.01. No Recourse. No personal recourse shall be had for any claim based on this Indenture or the Bonds against any member, officer or employee, past, present or future, of the Authority or of any successor body as such, either directly or through the Authority or any successor body, under any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise.

         The Bonds are payable solely from the Trust Estate, the moneys received under the Letter of Credit, and any other moneys held by the Trustee hereunder for such purpose. There shall be no other recourse, under the Bonds, this Indenture, or Sublease, or otherwise, against the Authority or any other property now or hereafter owned by it. The Authority shall be deemed to have complied with all of its covenants and other obligations hereunder, including but not limited to those set forth in Articles IV, V, VI and IX hereof, upon requiring the Company in the Sublease to agree to perform such Authority covenants and other obligations (excepting only any approvals or consents permitted or required to be given by the Authority hereunder) and the Authority shall have no liability for any failure to fulfill, or breach, by the Company of the Company's obligations under the Bonds, this Indenture, the Sublease, or otherwise, including Company's obligation to fulfill the Authority's covenants and other obligations under this Indenture.

         SECTION 15.02. No Recourse against State or Authority, etc. No recourse shall be had for the payment of the principal of, the interest on, or the premium (if any) payable upon the redemption of, any Bond or for any claim based thereon or on the Indenture or any Indenture supplemental hereto, against the State of New Jersey or any political subdivision thereof, it being expressly agreed and understood that the Indenture and any Indenture supplemental hereto and the Bonds are solely corporate obligations of the Authority payable out of the Trust Estate and from such moneys as may be made available for the purpose and do not pledge the credit or taxing power of the State of New Jersey or of any political subdivision thereof.

         SECTION 15.03. No Rights Conferred on Others. Nothing herein contained shall person, other than the parties hereto, the Tender Agent, the Bank and the Owners of the Bonds.

         SECTION 15.04. Illegal, etc. Provisions Disregarded. If any term or provision of this Indenture or the



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



         SECTION 15.08. Successors and Assigns. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Authority or by or on behalf of the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         SECTION 15.09. Headings for Convenience 0nly. The table of contents and descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 15.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 15.11. Information Under Commercial Code. The following information is supplied to under the Uniform Commercial Code:

         The secured party is The Farmers and Merchants National Bank of Bridgeton, Trustee. Its address from which information concerning the security interest may be obtained and its mailing address is 53 South Laurel Street, Bridgeton, New Jersey 08302, Attention: Corporate Trust Department. The debtor is City of Salem Municipal Port Authority, and its address is 62 Front Street, Salem, New Jersey 08079.

         SECTION 15.12. Payments Due on Saturdays Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for purchase or redemption of any Bonds shall not be a Business Day, then payment of principal, Purchase Price, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption.

         SECTION 15.13. Certain References Ineffective After Letter of Credit Termination Date. From and after the Letter of Credit Termination Date, upon receipt by the Trustee of a certificate from the Bank stating that all amounts payable to the Bank under the Credit Agreement have been paid in full, all references to the Bank, the Credit Agreement, or the Letter of Credit in the Sublease, this Indenture and the Bonds shall be ineffective.

         IN WITNESS WHEREOF, the CITY OF SALEM MUNICIPAL PORT AUTHORITY has caused this Indenture to be executed by its Chairman or Vice-Chairman and its corporate seal to be hereunto affixed, attested by its Secretary or Assistant Secretary and The Farmers and Merchants National Bank of Bridgeton has caused this Indenture to be executed by one of its Authorized Officers and its seal to be hereunto affixed, attested by one of its Authorized Officers, all as of the day and year first above written.

                                        CITY OF SALEM MUNICIPAL PORT
                                        AUTHORITY


                                        By: /s John N. Acton
                                        ----------------------------------
                                                 Chairman



[SEAL]

Attest


    /s/         [SIG]
----------------------------------





                                        THE FARMERS AND MERCHANTS NATIONAL
                                        BANK OF BRIDGETON, Trustee



[SEAL]                                  By /s/ John D. Catalano
                                        ----------------------------------
                                                 Vice President and
                                                   Trust Officer


Attest:


    /s/         [SIG]
----------------------------------

                                 ACKNOWLEDGMENTS


STATE OF NEW JERSEY   :
                      :   ss
COUNTY OF SALEM       :


         BE IT REMEMBERED, that on this day of December, 1984, before me, the subscriber, personally appeared, James N. Acton, the Chairman of City of Salem Municipal Port Authority who I am satisfied is the person who executed the foregoing instrument on behalf of the said Corporation; and he thereupon acknowledged that he signed, sealed with the corporate seal and delivered said instrument as such officer, as that said instrument is the voluntary act and deed of said Corporation, made by virtue of authority from its Board of Directors.


                                        /s/         [SIG]
                                        ----------------------------------
                                                 NOTARY PUBLIC
                                                 Attorney at Law


STATE OF NEW JERSEY   :
                      :   ss
COUNTY OF SALEM       :

         BE IT REMEMBERED, that on this day of December, 1984, before me, the subscriber, personally appeared John D. Catalano, the Vice President & Trust Officer of The Farmers and Merchants National Bank of Bridgeton, who I am satisfied is the person who executed the foregoing instrument on behalf of the said Corporation; and he thereupon acknowledged that he signed, sealed with the corporate seal and delivered said instrument as such officer, as that said instrument is the voluntary act and deed of said Corporation, made by virtue of authority from its Board of Directors.



                                        /s/         [SIG]
                                        ----------------------------------
                                                 NOTARY PUBLIC

                                    EXHIBIT A

                          (FLOATING RATE FORM OF BOND)

                            UNITED STATES OF AMERICA

                     CITY OF SALEM MUNICIPAL PORT AUTHORITY
                               (Salem, New Jersey)

                          PORT DEVELOPMENT REVENUE BOND

                 (SOUTH JERSEY PROCESS TECHNOLOGY, INC. PROJECT)

                                 SERIES OF 1984


No. R-                                                                 $

         THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

KNOW ALL MEN BY THESE PRESENTS that the City of Salem Municipal Port Authority (the "Issuer"), for value received, promises to pay from the source and as hereinafter provided, to
________________________________________________________ or registered assigns, on December 1, 1999, upon surrender hereof, the principal sum of __________________________ Dollars, and in like manner to pay interest on said sum at the rate described below on March 1, June 1, September 1 and December 1 of each year and on the Conversion Date (hereinafter defined), commencing March 1, 1985, from the interest payment date next preceding the date hereof to which interest has been paid or duly provided for, unless the date hereof is an interest payment date to which interest has been paid or duly provided for, in which case from the date hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from December 21, 1984, until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is dated after any date which is the fifth Business Day (as hereinafter defined) next preceding any interest payment date (a "Record Date") and before the following interest payment date, this Bond shall bear interest from such interest payment date; provided, however, that if the Issuer shall default in the payment of interest due on such interest payment date, then this Bond shall beat interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from December 21, 1984. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of The Farmers and Merchants National Bank of Bridgeton, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of December 1, 1984 between the Issuer and the Trustee (which indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each interest payment date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Issuer or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be mutually acceptable to the Trustee and the registered Owner of this Bond. The Purchase Price (hereinafter defined) of this Bond shall be payable by Bankers Trust Company, New York, New York (together with any successor Tender Agent, the "Tender Agent") to the registered Owner hereof at his address as it appears on the registration books of the Issuer or at such other address as may be specified by such Owner at least 24 hours prior to the time such Purchase Price is due. As used herein, the term "Business Day" means a day on which the Bank (as hereinafter defined), the Trustee and banks located in New York City are open for the purpose of conducting a commercial banking business.

                  This Bond shall bear interest as follows:

                  (A) Prior to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to TENR plus an amount (as adjusted from time to time as hereinafter provided, the "TENR Amount") initially equal to one-half of one percent (1/2 of 1%), provided that:

                           (i) if the Trustee and Bankers Trust Company (in such capacity, the "Remarketing Agent") shall have received a notice requiring the purchase of any Bond pursuant to the exercise of the Demand Purchase Option (hereinafter defined) and if the Remarketing Agent shall remarket all or a portion of such Bond pursuant to the TENR Services and Remarketing Agreement dated as of December 1, 1984 between South Jersey Process Technology, Inc., a New Jersey corporation (the "Company") and the Remarketing Agent (which remarketing agreement, as from time to time amended and supplemented, is hereinafter referred to as the "Remarketing Agreement"), the TENR Amount for all Bonds shall be the TENR Amount required for the Remarketing Agent to remarket such Bonds ar par, which adjusted TENR Amount shall become effective as of the day next following the next announcement of TENR, unless such announcement of TENR occurs during the period of five Business Days prior to an interest payment date or a date fixed for redemption, in which case such adjusted TENR Amount shall become effective as of the day next following the first announcement of TENR subsequent to such interest payment date or date fixed for redemption, as the case may be. In connection with any such remarketing, the Remarketing Agent shall determine what increments of 1/8th of 1% per annum will, when added to or subtracted from the TENR Amount at the time applicable to the Bonds, produce the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket such Bonds at par; provided, that the TENR Amount shall not be more than two and one-half percent (2-1/2%);

                           (ii) if the TENR Amount is adjusted pursuant to the preceding clause (i), such adjusted TENR Amount shall remain in effect until a further adjustment to the TENR Amount is made pursuant to such clause (i) or until the interest rate hereunder is otherwise determined as provided for in the Indenture; provided that if the Remarketing Agent shall have advised the Company, the Issuer and the Trustee at least two Business Days prior to any interest payment date that the Bonds are bearing interest at a rate higher than the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket the Bonds at par, as of such interest payment date, the TENR Amount shall be such amount as the Remarketing Agent shall specify as being the minimum amount necessary to enable the Remarketing Agent to remarket the Bonds at par;

                           (iii) if the TENR Amount is adjusted pursuant to the preceding clause (ii), such adjusted TENR Amount shall remain in effect until such time as the TENR Amount may again be adjusted pursuant to the preceding clause (i) or clause (ii) or until the interest rate hereunder is otherwise determined as provided for in the Indenture; and

                           (iv) notwithstanding the foregoing, no adjustment shall be made to the Floating Rate during the period of five Business Days (as defined in the Indenture) prior to an interest payment date or a date fixed for redemption.

         TENR is the rate announced by Bankers Trust Company, New York, New York at its principal office as the annual rate of interest which is indicative of current bid-side yields on high-quality, short-term, tax-exempt obligations, which rate shall be announced by Bankers Trust Company as of the close of business on Wednesday in each calendar week until the earlier of the Conversion Date or payment in full of the Bonds or, if Wednesday in any calendar week shall not be a business day in New York, New York, on the next succeeding business day in New York, New York. TENR shall be effective during the period from and including the day next succeeding the day on which Bankers Trust Company announces TENR, to and including the day on which Bankers Trust Company next announces TENR. TENR is a Service Mark of Bankers Trust Company, New York, New York.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 15% per annum.

         The announcement of TENR and the determination of any adjustments to the TENR Amount as contemplated by the foregoing paragraphs shall be conclusive and binding upon the Trustee, the Tender Agent, the Issuer, the Company and the Owners of the Bonds.

         (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 20th day preceding the Conversion Date, at a price of par without discount or at a premium not to exceed the then customary underwriting discount (but in no event may the premium exceed 3 percent).

         Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year, actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

         As used herein, the term "Conversion Date" means the earlier to occur of either the Optional Conversion Date or the Automatic Conversion Date; the term "Automatic Conversion Date" means the interest payment date immediately preceding the Letter of Credit Termination Date; the term "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit (hereinafter defined) shall expire or terminate pursuant to its terms, or
(ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as defined in the Indenture); the term "Optional Conversion Date" means that date on or after July 1, 1985, which shall be a Business Day, from and after which the interest rate on the, Bonds is converted from the Floating Rate as a result of the exercise by the Company of the Conversion Option; the term

         "Conversion Option" means the option granted to the Company in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option has been exercised, plus, in the case of a purchase pursuant to the exercise of such Demand Purchase Option, accrued and unpaid interest thereon to the date of purchase.

         The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Company in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date the Demand Purchase Option will not be available to the Owners of the Bonds. Any Owner of Bonds who desires to retain Bonds after the Conversion late must notify the Company and the Trustee in writing received no less than fifteen days prior to the Conversion Date in the form described in the notice given by the Company at least twenty days but not more than thirty days prior to the Conversion Date. Owners of Bonds who do not provide the Trustee and the Company with said notice shall be required to tender their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the applicable Record Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS (OTHER THAN AN OWNER OF BONDS WHO HAS GIVEN NOTICE AS PROVIDED ABOVE) TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         At any time prior to the first interest payment date following the Conversion Date, an Owner of Bonds who has given notice of its desire to continue to hold Bonds as provided above, may deliver this Bond to the Trustee or the Tender Agent, and upon such delivery, the Trustee or the Tender Agent shall exchange this Bond for a replacement Bond evidencing interest at the Fixed Rate.

         This Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

                  (a) delivery to the Trustee at its principal corporate trust office and to the Remarketing Agent at its principal office of a notice (said notice to be irrevocable and effective upon receipt) which states
         (i) the aggregate principal amount and the numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (b) delivery to the Tender Agent at its office designated below at or prior to 10:00 A.M., New York City time, on the date designated for purchase in the notice described in (a) above of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank, and if such Bonds are to be purchased prior to the next succeeding interest payment date and after the Record Date in respect thereof, a non-recourse due-bill, payable to bearer, for interest due on such interest payment date.

         Any delivery of a notice required to be made to the Trustee at its principal corporate trust office pursuant to (a) above shall be delivered to the Trustee at 53 South Laurel Street, Bridgeton, New Jersey 08302, Attention:
Corporate Trust Department, or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at One Bankers Trust Plaza, 31st Floor, New York, New York 10015, Attention: Public Finance Group, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) above shall be delivered to the Tender Agent at 123 Washington Street, First Floor, New York, New York 10006, Attention: Securities Services Division, or to the office designated for such purpose by any successor Tender Agent.

         This Bond is one of an authorized issue of Bonds limited in aggregate principal amount to $2,500,000 (the "Bonds") issued for the purpose of providing funds to finance the acquisition, construction and improving of an agricultural products processing facility to be located in the City of Salem, New Jersey (which facility is hereinafter referred to as the "Project"), and paying necessary expenses incidental thereto. The Authority has entered into a

Sublease and Security Agreement with the Company dated as of December 1, 1984 (the "Sublease") under which the Company has agreed to construct the Project and to pay as rentals amounts which are sufficient to pay, inter alia, the principal and Purchase Price of, premium, if any, and interest on the Bonds as the same shall become due in accordance with their terms and provisions and the terms and provisions of the Indenture.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Issuer under the Sublease (other than certain indemnification payments and the payment of certain expenses of the Issuer) are assigned to the Trustee to secure the payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds. The Company has caused to be delivered to the Trustee an irrevocable Letter of Credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by Bankers Trust Company (in such capacity, the "Bank") and dated the date of original issuance of the Bonds, which will expire, unless earlier terminated or extended, on December 15, 1994. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank or savings and loan association. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds or the portion of the Purchase Price corresponding to the principal of the Bonds and
(b) up to 120 days' accrued interest (at maximum rate of 15% per annum) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon. Reference is hereby made to the Indenture for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured.

         This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee or at the principal corporate trust office of the Tender Agent, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Issuer, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Issuer, the Tender Agent nor the

Trustee shall be bound by any notice or knowledge to the contrary.

         Prior to the Conversion Date, the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

          The Bonds are callable for redemption in the event (1) the Project or any portion thereof is damaged or destroyed or taken in a condemnation proceeding to which Section 6.04(b) of the Sublease is applied, or (2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 6.05 of the Sublease; or (3) the Bonds are required to be redeemed as provided in Section 8.03 of the Indenture. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Issuer on any interest payment date, in whole or (in the case of a redemption pursuant to Section 6.04(b) of the Sublease) in part, less than all of such Bonds to be selected in such manner as the Trustee may determine (except as otherwise provided in the Indenture), at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date. If called for redemption at any time pursuant to (3) above, the Bonds shall be subject to redemption by the Issuer prior to maturity in whole within one hundred eighty (180) days after a "Determination of Taxability", as that term is defined in Article VIII of the Indenture, at one hundred percent (100%) of the aggregate principal amount of Bonds outstanding plus accrued interest to the redemption date. Reference is hereby made to Section 6.04 of the Sublease for a description of the circumstances under which the net proceeds of insurance or condemnation may be paid into the Bond Fund (as defined in the Indenture) for full or partial redemption of the Bonds and to Sections 6.04,
6.05 and 6.06 of the Sublease for a description of the circumstances under which the Company may cause the Bonds to be redeemed and to Section 8.03 of the Indenture for a description of the circumstances under which the Bonds are required to be redeemed upon the occurrence of a Determination of Taxability.

         In addition, the Bonds are subject to mandatory redemption, in whole, on the Automatic Conversion Date, at 100% of the principal amount thereof, if on or prior to the 20th day prior to the Automatic Conversion Date (i) the Company has failed to provide the Trustee with an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Bonds to the

Fixed Rate on the Automatic Conversion Date will not adversely affect the exemption of the interest on the Bonds from federal income taxation, or (ii) the Fixed Rate of interest to be borne by the Bonds on and after the Automatic Conversion Date has not been established in accordance with the terms of the Indenture.

         On or prior to the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, at any time on or after July 1, 1985, in whole or in part, less than all of such Bonds to be selected in such manner as the Trustee shall determine (except as otherwise provided in the Indenture), at a redemption price of 100% of the principal amount thereof plus accrued interest to the date of redemption.

         After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date (hereinafter defined), in whole at any time or in part on any interest payment date, less than all of the Bonds to be selected in such manner as the Trustee shall determine (except as otherwise provided in the Indenture), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

                                                            Redemption
         Redemption Dates                                     Prices
         ----------------                                   ----------
         First Optional Redemption Date
         through the following November 30                     103%

         First Anniversary of the First
         Optional Redemption Date through
         the following November 30                             102%

         Second Anniversary of the First
         Optional Redemption Date through
         the following November 30                             101%

         Third Anniversary of the First
         Optional Redemption Date and
         thereafter                                            100%


As used herein, the term "First Optional Redemption Date" means the December 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the December 1 immediately following the Conversion Date (unless the Conversion Date is December 1, in which case from such December 1) and December 1, 1999, multiplied by 1/2 and rounded up to the nearest whole number.

         In addition, the Bonds are subject to mandatory partial redemption by the Issuer prior to maturity, in part, in the principal amount of $250,000, on December 1, 1990 and on each December 1 thereafter, through and including December 1, 1998, such Bonds to be selected in such manner as the Trustee may determine (except as otherwise provided in the Indenture), at a redemption price equal to the principal amount thereof, plus interest accrued thereon to the date of redemption.

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by registered or certified mail at least fifteen (15) days but not more than sixty (60) days prior to the date fixed for redemption to the owner of each bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee, as more fully provided in Section 8.05 of the Indenture.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of New Jersey, particularly the Municipal Port Authorities Law contained at N.J. State. Ann. Sec. 40:68A-29, et seq.,
(West) (the "Act"), and by appropriate action duly taken by the Issuer which authorizes the execution and delivery of the Sublease and the Indenture. The Bonds have been issued under the provisions of the Act.

         No owner of any Bond has the right to compel any exercise of taxing power of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory provision.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Sublease, or in any other instrument or document executed by or in behalf of the

Issuer in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Issuer, or of any incorporator, member, commissioner, director, trustee, officer, employee or agent of any successor to the Issuer, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or non-observance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Owners of the Bonds at any time by the Issuer with the consent of the Bank and the Owners of two-thirds in aggregate principal amount of the Bonds at the time outstanding. Any such consent or any waiver by the Bank and the Owners of two-thirds in aggregate principal amount of the Bonds shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation; and that the amounts payable under the Agreement and pledged to the payment of the principal of and premium, if any, and interest on this Bond and the issue of which it forms a part, as the same become due, will be sufficient in amount for that purpose.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

         IN WITNESS WHEREOF, the City of Salem Municipal Port Authority has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman and its corporate seal or a facsimile thereof to be imprinted hereon and attested by the manual or facsimile signature of its Secretary.


                                        CITY OF SALEM MUNICIPAL PORT
[SEAL]                                    AUTHORITY



Attest:_____________________            By___________________________________
            Secretary                                  Chairman

                     (Form of Certificate of Authentication)


                          CERTIFICATE OF AUTHENTICATION


Date of Authentication and Registration:

                  This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

         BANKERS TRUST COMPANY,                   THE FARMERS AND MERCHANTS
         as Authenticating Agent                  NATIONAL BANK OF BRIDGETON,
                                                  as Trustee


                                       OR


By: __________________________                    By: _________________________
        Authorized Officer                               Authorized Officer



                               (Form for Transfer)


                  FOR VALUE RECEIVED, __________________________, the
undersigned, hereby sells, assigns and transfers unto ________________________ (Tax Identification or Social Security No. _______________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.


Dated: __________________                _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Bond in every particular,
                                         without alteration or enlargement or
                                         any change whatever.

                                    EXHIBIT B

                            (FIXED RATE FORM OF BOND)

                            UNITED STATES OF AMERICA

                     CITY OF SALEM MUNICIPAL PORT AUTHORITY
                               (Salem, New Jersey)

                          PORT DEVELOPMENT REVENUE BOND

                 (SOUTH JERSEY PROCESS TECHNOLOGY, INC. PROJECT)

                                 SERIES OF 1984


No. R-                                                                $

         KNOW ALL MEN BY THESE PRESENTS that the City of Salem Municipal Port Authority (the "Issuer"), for value received, promises to pay from the source and as hereinafter provided, to _____________________ or registered assigns, on December 1, 1999, upon surrender hereof, the principal sum of __________________ Dollars, and in like manner to pay interest (calculated A the basis of a 360-day year of twelve 30-day months) on said sum at the rate of ____ % per annum on March 1, June 1, September I and December 1 of each year, commencing _____________________, from the interest payment date next preceding the date hereof to which interest has been paid or duly provided for, unless the date hereof is an interest payment date to which interest has been paid or duly provided for, in which case from the date hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from December 21, 1984, until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is dated after any date which is the fifth Business Day (as hereinafter defined) next preceding any interest payment date (a "Record Date") and before the following interest payment date, this Bond shall bear interest from such interest payment date; provided, however, that if the Issuer shall default in the payment of interest due on such interest payment date, then this Bond shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from December 21, 1984. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of The Farmers and Merchants National Bank of Bridgeton, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of

December 1, 1984 between the Issuer and the Trustee (which indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each interest payment date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Issuer or at such other address as is furnished to the Trustee in writing by such registered owner, or in such other manner as may be mutually acceptable to the Trustee and the registered Owner of this Bond. As used herein the term "Business Day" means a day on which the Trustee and banks located in New York City are open for the purpose of conducting a commercial banking business,

         This Bond is one of an authorized issue of Bonds limited in aggregate principal amount to $2,500,000 (the "Bonds") issued for the purpose of providing funds to finance the acquisition, construction and improving of an agricultural products processing facility to be located in the City of Salem, New Jersey (which facility is hereinafter referred to as the "Project"), and paying necessary expenses incidental thereto. The Authority has entered into a Sublease and Security Agreement with the Company dated as of December 1, 1984 (the "Sublease") under which the Company has agreed to construct the Project and to pay as rentals amounts which are sufficient to pay, inter alia, the princi ----- ---- pal of, premium, if any, and interest on the Bonds as the same shall become due in accordance with their terms and provisions and the terms and provisions of the Indenture.

         The Bonds are all issued under and are equally and ratably secured by and entitled Co the protection of the Indenture, pursuant to which all payments due from the Company to the Issuer under the Sublease (other than certain indemnification payments and the payment of certain expenses of the Issuer) are assigned to the Trustee to secure the payment of the principal of, and premium, if any, and interest on the Bonds. Reference is hereby made to the Indenture for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured.

         This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Issuer, and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Issuer, nor the Trustee shall be bound by any notice or knowledge to the contrary.

         The Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof.

         The Bonds are callable for redemption in the event (1) the Project or any portion thereof is damaged or destroyed or taken in a condemnation proceeding to which Section 6.04(b) of the Sublease is applied, or (2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 6.05 of the Sublease, or (3) the Bonds are required to be redeemed as provided in Section 8.03 of the Indenture. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Issuer on any interest payment date, in whole or (in the case of redemption pursuant to Section 6.04(b) of the Sublease) in part, less than all of such Bonds to be selected in such manner as the Trustee may determine (except as otherwise provided in the Indenture), at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date. If called for redemption at any time pursuant to (3) above, the Bonds shall be subject to redemption by the Issuer prior to maturity in whole within one hundred eighty (180) days after a "Determination of Taxability", as that term is defined in Article VIII of the Indenture, at one hundred percent (100%) of the aggregate principal amount of Bonds outstanding plus accrued interest to the redemption date. Reference is hereby made to Section 6.04 of the Sublease for a description of the circumstances under which the net proceeds of insurance or condemnation may be paid into the Bond Fund (as defined in the Indenture) for full or partial redemption of the Bonds and to Sections 6.04,
6.05 and 6.06 of the Sublease for a description of the circumstances under which the Company may cause the Bonds to be redeemed and to Section 8.03 of the Indenture for a description of the circumstances under which the Bonds are required to be redeemed upon the occurrence of a Determination of Taxability.

         The Bonds are subject to redemption by the Issuer, at the option of the Company, on or after _____________ 1,198 , in whole at any time or in part on any interest payment date, less than all of the Bonds to be selected in such manner as the Trustee shall determine (except as otherwise provided in the Indenture), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

                                                          Redemption
         Redemption Dates                                   Prices
         ---------------                                  ----------
         December 1,
         through November 30                                 103%

         December 1,
         through November 30                                 102%

         December 1,
         through November 30                                 101%

         December 1,
         and thereafter                                      100%


         In addition, the Bonds are subject to mandatory partial redemption by the Issuer prior to maturity, in part, in the principal amount of $250,000, on December 1 thereafter, through and including December 1, 1998, such Bonds to be selected in such manner as the Trustee may determine (except as otherwise provided in the Indenture), at a redemption price equal to the principal amount thereof, plus interest accrued thereon to the date of redemption.

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by registered or certified mail at least fifteen (15) days but not more than sixty (60) days prior to the date fixed for redemption to the owner of each bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if moneys sufficient for such redemption have been deposited with the Trustee.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of New Jersey, particularly the Municipal Port Authorities Law contained at N.J., State. Ann. Section 40:68A-29, et seq.,
(West) (the "Act"), and by appropriate action duly taken by the Issuer which authorizes the execution and delivery of the Sublease and the Indenture.
The Bonds have been issued under the provisions of the Act.

         No owner of any Bond has the right to compel any exercise of taxing power of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory provision.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Sublease, or in any other instrument or document executed by or in behalf of the Issuer in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Issuer, or of any incorporator, member, commissioner, director; trustee, officer, employee or agent of any successor to the Issuer, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or non-observance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Owners of the Bonds at any time by the Issuer with the consent of the Bank and the Owners of two-thirds in aggregate principal amount of the Bonds at the time outstanding. Any such consent or any waiver by the Bank and the Owners of two-thirds in aggregate principal amount of the Bonds shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation; and that the amounts payable under the Agreement and pledged to the payment of the principal of and premium, if any, and interest on this Bond and the issue of which it forms a part, as the same become due, will be sufficient in amount for that purpose.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or a duly appointed authenticating agent pursuant to the Indenture.

         IN WITNESS WHEREOF, the City of Salem Municipal Port Authority has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman and its corporate seal or a facsimile thereof to be imprinted hereon and attested by the manual or facsimile signature of its Secretary.


                                        CITY OF SALEM MUNICIPAL PORT
                                          AUTHORITY

[SEAL]


Attest:____________________             By___________________________
            Secretary                             Chairman

                     (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION



         This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

Date of Authentication                  THE FARMERS AND MERCHANTS
  and Registration:                     NATIONAL BANK OF BRIDGETON,
                                        as Trustee


                                        By:_________________________
                                              Authorized Officer


                               (Form for Transfer)

         FOR VALUE RECEIVED, _____________________________________ the
undersigned, hereby sells, assigns and transfers unto ___________ (Tax Identification or Social Security No. _____________________ the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.



Dated: _______________________          ________________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Bond in every particular,
                                         without alteration or enlargement or
                                         any change whatever.